UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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PIEDMONT MINING COMPANY, INC. (Name of Registrant as Specified In Its Charter)
________________________________________________________ (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Piedmont Mining Company, Inc.
18124 Wedge Parkway, Suite 214
Reno, Nevada 89511
(212) 734-9848

To the Shareholders of Piedmont Mining Company, Inc.:

You are cordially invited to attend an Annual Meeting of Shareholders of Piedmont Mining Company, Inc. (the “Company”) to be held at 10:00 a.m. (PDT), on Tuesday, December 4, 2007, at the law offices of Bullivant Houser Bailey, PC, 1415 L Street, Suite 1000, Sacramento, California, 95814.

At the meeting, you will be asked:

1.	To elect five directors of the Company;

2.	To approve an Agreement and Plan of Merger pursuant to which we will reincorporate from the State of North Carolina to the State of Nevada;

3.
To approve an amendment to the Company’s Articles of Incorporation (“Articles”) to increase the Company’s authorized capital from 100,000,000 shares of common stock and 25,000,000 shares of preferred stock to an aggregate of 250,000,000 shares, consisting of 200,000,000 shares of common stock and 50,000,000 shares of preferred stock;

4.	To approve an amendment to the Articles to reduce the required number of outstanding shares to constitute a quorum from a majority to one-third of the Company’s outstanding shares;

5.	To ratify the appointment of Dale Matheson Carr-Hilton LaBonte LLP as the Company’s independent registered public accounting firm for the 2007 fiscal year; and

6.	To consider any other matters that properly come before the meeting.

These matters are disclosed in detail in the attached proxy statement.

The Board of Directors believes these proposals are in the best interest of the Company and its shareholders and recommends that you vote for them.

The accompanying Notice of the Annual Meeting of Shareholders and Proxy Statement contain information about the matters to be considered and acted upon, and you should read the material carefully.

We hope you will be able to attend the meeting.  However, whether or not you plan to attend the meeting in person, to help assure us of a quorum, please complete, date and sign the enclosed proxy card and mail it in the postage-paid envelope provided as promptly as possible.  Your proxy may be revoked at any time prior to the time it is voted.

/s/ Robert M. Shields, Jr.
Robert M. Shields, Jr.
Chief Executive Officer, Director

November 2, 2007
New York, New York

TABLE OF CONTENTS

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

INFORMATION CONCERNING THE SOLICITATION	1

RECORD DATE AND VOTING RIGHTS	3

PROPOSAL 1 - ELECTION OF DIRECTORS	3

PROPOSAL 2 - AGREEMENT AND PLAN OF MERGER TO REINCORPORATE FROM NORTH CAROLINA TO NEVADA	6

PROPOSAL 3 - CHANGE IN CAPITAL STOCK	22

PROPOSAL 4 - REDUCTION IN NUMBER OF SHARES REQUIRED FOR QUORUM	26

PROPOSAL 5 - RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	28

DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS	29

EXECUTIVE COMPENSATION AND OTHER TRANSACTIONS	32

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	34

OTHER BUSINESS	36

Appendix A	A-1

Appendix B	B-1

Appendix C	C-1

Appendix D	D-1

Appendix E	E-1

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD December 4, 2007
__________________________

NOTICE IS HEREBY GIVEN that an Annual Meeting of Shareholders of Piedmont Mining Company, Inc. (the “Company”), a North Carolina corporation, will be held at 10:00 a.m. (PDT), on Tuesday, December 4, 2007, at the law offices of Bullivant Houser Bailey, PC, 1415 L Street, Suite 1000, Sacramento, California, 95814, for the following purposes:

1.	To elect five directors of the Company;

2.	To approve an Agreement and Plan of Merger pursuant to which we will reincorporate from the State of North Carolina to the State of Nevada;

3.
To approve an amendment to the Company’s Articles of Incorporation (“Articles”) to increase the Company’s authorized capital from 100,000,000 shares of common stock and 25,000,000 shares of preferred stock to an aggregate of 250,000,000 shares, consisting of 200,000,000 shares of common stock and 50,000,000 shares of preferred stock;

4.	To approve an amendment to the Articles to reduce the required number of outstanding shares to constitute a quorum, from a majority to one-third of the Company’s outstanding shares;

5.	To ratify the appointment of Dale Matheson Carr-Hilton LaBonte LLP as the Company’s independent registered public accounting firm for the 2007 fiscal year; and

6.
To consider any other matters that properly come before the meeting.  These matters are disclosed in detail in the attached proxy statement.  Your Board of Directors believes these proposals are in the best interest of the Company and its shareholders and recommends that you vote for them.

The Board of Directors of the Company has fixed the close of business on October 25, 2007, as the record date for determining those shareholders who will be entitled to vote at the meeting or any postponement or adjournment thereof.  Shareholders are invited to attend the meeting in person.

Whether or not you expect to be present at the meeting, please sign and date the accompanying proxy card and return it promptly in the enclosed postage-paid envelope whether or not you plan to attend the meeting in person.  If you attend the meeting, you may vote in person if you wish, even if you previously have returned your proxy card.  The proxy may be revoked at any time prior to the time it is voted.

By Order of the Board of Directors

/s/ Robert M. Shields, Jr.
Robert M. Shields, Jr.
Chairman of the Board and Chief Executive Officer
November 2, 2007
New York, New York

YOUR VOTE IS IMPORTANT

YOU ARE URGED TO COMPLETE, DATE, SIGN AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.  IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN.  ANY PROXY GIVEN BY YOU MAY BE REVOKED BY WRITTEN NOTIFICATION TO THE COMPANY'S PRESIDENT, BY FILING A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE ANNUAL MEETING IN PERSON AND VOTING BY BALLOT.

Piedmont Mining Company, Inc.
18124 Wedge Parkway, Suite 214
Reno, Nevada 89511
(212) 734-9848

__________________

INFORMATION CONCERNING THE SOLICITATION

We are furnishing this proxy statement to you in connection with an Annual Meeting of Shareholders of Piedmont Mining Company, Inc. (the “Company”) to be held on Tuesday, December 4, 2007, at 10:00 a.m.  (PDT) at the law offices of Bullivant Houser Bailey, PC, 1415 L Street, Suite 1000, Sacramento, California, 95814, and at any postponement or adjournment thereof (the “Meeting”).

Only shareholders of record on October 25, 2007 are entitled to notice of and to vote at the Meeting.  As used in this Proxy Statement, the terms “we,” “us” and “our” also refer to the Company.

The proxy solicited hereby, if properly signed and returned to us and not revoked prior to its use, will be voted at the Meeting in accordance with the instructions contained therein.

If no contrary instructions are given, each proxy received will be voted:

•	“FOR” the nominees for the Board of Directors;
•	“FOR” approval of the Agreement and Plan of Merger to reincorporate from North Carolina to Nevada;
•	“FOR” the amendment to the Company’s Articles of Incorporation to change the capital stock;
•
“FOR” the amendment to the Company’s Articles of Incorporation to reduce the number of shares required to constitute a quorum to transact business, from a majority to one-third of the outstanding shares;

•	“FOR” the ratification of Dale Matheson Carr-Hilton LaBonte LLP as our independent registered public accounting firm for our fiscal year 2007; and
•	at the proxy holder’s discretion, on such other matters, if any, which may properly come before the Meeting (including any proposal to adjourn the Meeting).

Any shareholder giving a proxy has the power to revoke it at any time before it is exercised by: (i) filing with the Company written notice of its revocation addressed to: President, Piedmont Mining Company, Inc., 18124 Wedge Parkway, Suite 214 Reno, Nevada 89511, (ii) submitting a duly executed proxy bearing a later date, or (iii) appearing at the Meeting and giving the Corporate Secretary notice of his or her intention to vote in person.

Holders of record can ensure that their common shares are voted at the Meeting by completing, signing, dating and delivering the enclosed proxy card in the enclosed postage-paid envelope.  Submitting by this method or voting by telephone or the Internet as described below will not affect your right to attend the meeting and to vote in person.  If you plan to attend the Meeting and wish to vote in person, you will be given a ballot at the Meeting.  Please note, however, that if your common shares are held in “street name” by a broker, bank or other nominee and you wish to vote at the meeting, you must bring to the Meeting a proxy from the record holder of the common shares authorizing you to vote at the Meeting.

Our holders of record and many shareholders who hold their common shares through a broker, bank or other nominees will have the option to submit their proxy cards or voting instruction cards electronically by telephone or the Internet.  Please note that there are separate arrangements for using the telephone depending on whether your common shares are registered in our records in your name or in the name of a broker, bank or other nominee.  Some brokers, banks or other nominees may also allow voting through the Internet.  If you hold your common shares through a broker, bank or other nominee, you should check your voting instruction card forwarded by your broker, bank or other nominee to see which voting options are available.

Read and follow the instructions on your proxy or voting instruction carefully.

This proxy is solicited on behalf of our Board of Directors.  We will bear the entire cost of preparing, assembling, printing and mailing proxy materials furnished by the Board of Directors to shareholders.  Copies of proxy materials will be furnished to brokerage houses, fiduciaries and custodians to be forwarded to beneficial owners of the Company's stock entitled to vote.  In addition to the solicitation of proxies by use of the mail, some of our officers, directors and employees may, without additional compensation, solicit proxies by telephone or personal interview.

Our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006, including financial statements, is included in this mailing.  Such reports and financial statements are not a part of this proxy statement except as specifically incorporated herein.

This Proxy Statement and form of proxy were first mailed on or about November 2, 2007 to shareholders of record as of October 25, 2007.

RECORD DATE AND VOTING RIGHTS

We are currently authorized to issue up to 100,000,000 shares of common stock, no par value and 25,000,000 shares of preferred stock, $1.00 par value.  As of September 25, 2007, 60,287,476 shares of Common Stock were issued and outstanding.  Each share of Common Stock shall be entitled to one (1) vote on all matters submitted for shareholder approval.  The record date for determination of shareholders entitled to notice of and to vote at the Meeting is October 25, 2007.

A majority of the outstanding shares of Common Stock of the Company, entitled to vote must be represented in person or by proxy at the Meeting to constitute a quorum for the transaction of business.

Under North Carolina law, abstentions are counted as present for determining a quorum.  For the election of directors, the nominees for director who receive the most votes will become our directors.  There are no cumulative voting rights.  A majority of the votes present in person or in proxy is required to approve the proposal to amend the Company’s Articles of Incorporation.  A majority of the voting power of all shares entitled to vote is required to approve the reincorporation proposal.  Abstentions will not be counted either for or against any proposal to determine if a proposal is approved.

PROPOSAL 1 - ELECTION OF DIRECTORS

General Information

Our Board consists of six (6) seats. Directors serve for a term of one (1) year and stand for election at our annual meeting of shareholders. Pursuant to our Bylaws, a majority of directors may appoint a successor to fill any vacancy that occurs on the Board between annual meetings.

At the Meeting, shareholders will be asked to elect the nominees for director listed below.

Nominees for Director

The nominees for Director have consented to being named as nominees in this Proxy Statement and have agreed to serve as Directors, if elected.  Unless otherwise instructed, the proxy holders will vote the proxies received by them for the five (5) nominees named below.  If any nominee of the Company is unable or declines to serve as a Director at the time of the Meeting, the proxies will be voted for any nominee designated by the present Board of Directors to fill the vacancy.  The Board of Directors has no reason to believe that any of the nominees will be unavailable for election.  The Directors who are elected shall hold office until the next Annual Meeting of Shareholders or until their earlier death, resignation or removal, or until their successors are elected and qualified.

Background information on the nominees as of September 25, 2007, appears below:

Biographies

Robert M. Shields, Jr., Mr. Shields, 69, Chairman of the Board, President, Chief Executive Officer, Chief Financial Officer, Treasurer and Secretary - Mr. Shields has been Chairman of the Board of Directors, Chief Executive Officer and Treasurer of Piedmont since 1983 and the Chief Financial Officer as well. Mr. Shields has over 25 years of experience in the exploration and mining industry and has over 35 years of business experience. He founded Piedmont Mining Company, Inc. in 1983. In April 1985 Piedmont put into production the first operating gold mine in the eastern United States since 1942 at its Haile Mine property in South Carolina. He was a Director of Solid Resources, Ltd., a Canadian exploration company, from 2004 to 2005.

Mr. Shields was an Associate with Morgan Stanley & Co. in corporate finance in the early 1970’s and a security analyst with Paine, Webber, Jackson and Curtis in the mid-1960s. He is a member of the American Geophysical Union, the M.I.T. Enterprise Forum of New York City, the Society of Economic Geologists, the Geological Society of Nevada, the New York Academy of Sciences and the New York Section of The Society of Mining Engineers.

He graduated Cum Laude and with high distinction in Geology from Dartmouth College in 1960 and received a PhD in Geochemistry from the Massachusetts Institute of Technology in 1965, where he was elected to Sigma Xi, Honorary Scientific Society, and Phi Lambda Upsilon, Honorary Chemical Society. He also received an MBA from the Stanford University Graduate School of Business Administration in 1971. He was an officer in the US Army Corps of Engineers from 1967 to 1969 and was honorably discharged with the rank of Captain.

Lewis B. Gustafson-Mr. Gustafson, 74, Vice President of Exploration and Director - Mr. Gustafson has been a Director of Piedmont since November 2004 and its Vice President-Exploration since March 2005. Mr. Gustafson has over 35 years of experience in exploration and economic geology.  He began his career as a geologist with The Anaconda Company. He spent seven years at the El Salvador mine in Chile, and then six years in Arizona where he became Chief Geologist in 1975. He then was Professor of Economic Geology for six years at the Australian National University in Canberra, Australia. From 1982 to 1986 he was Senior Staff Geologist and then Chief Research Geologist at Freeport Exploration Company in Reno, Nevada. From 1986 to 1991 he was a General Partner in Annapurna Exploration and a Vice President of REX Resources, Inc. Since 1986 he has been an Independent Geological Consultant to numerous international mining companies.

Mr. Gustafson has authored or co-authored seventeen publications in economic and exploration geology. He is a member of the Geological Society of America, the Society of Economic Geologists, the Society of Mining Engineers, the Geological Society of Nevada and the Nevada Petroleum Society and is a frequent lecturer at exploration and mining meetings.

Mr. Gustafson has received numerous awards and commendations, especially from the Society of Economic Geologists. He received their Lindgren Award in 1962 and was a member of their Editorial Board from 1970 to 1980. From 1973 to 1974 he was their Thayer Lindsey Visiting Lecturer, their Distinguished Lecturer in Applied Geology in 1989, Chairman of their Ad Hoc Committee on Geologic Mapping from 1989 to 1993 and a Trustee of the SEG Foundation from 1996 to 2001. From 1981 to 1984 and from 1997 to 2000 he was a member of their Research Committee and Chairman of it in 1984. He was also a Councilor of the Australian Mineral Foundation from 1977 to 1979 and is currently on the Advisory Committee of the Nevada Bureau of Mines and Geology.

Mr. Gustafson received a B.S.E degree from Princeton University, an M.S. degree from the California Institute of Technology and a Ph.D. degree from Harvard University.

Ian C. MacDonald, Mr. MacDonald, 61, has over thirty years of experience in precious metals trading and investment banking. Since July 2007 Mr. MacDonald has served as Executive Director of the Gold and Silver Division of the Dubai Multi Commodities Centre (the “DMCC”).  The DMCC was created by the Dubai government to establish a commodity market place in Dubai.  Since 2004 he has operated his own precious metals advisory service, Ian C. MacDonald, LLC. From 1999 to 2004 he was Vice President and Manager of the Global Precious Metals department of Commerzbank AG in New York, where he managed their precious metals operations and dealings with central banks, mines, funds and industrial users of precious metals. He was then Executive Vice President of MKS Finance (USA) Inc., a Geneva based corporation providing advice to their precious metals clients. From 1988 to 2003 he was a director of The Gold Institute in Washington, DC. From 1982 to 1998 Mr. MacDonald was the founder and Manager of Credit Suisse’s Precious Metals Divisions. From 1969 to 1979 he was a director of Billiton (UK) Ltd. Mr. MacDonald was a director of the COMEX Division of the New York Mercantile Exchange for twenty (20) years where he served on the advisory committee.

Mr. MacDonald holds a BA degree in Business (Marketing) from Highbury College in England. He is also a graduate of the Royal Marines Officer Training School in England and served more than three years in the Royal Marine Commandos.

John Phelps “Pete” Ingersoll Jr., Mr. Ingersoll, 77, has been a Director of Piedmont since September 2004. Mr. Ingersoll has had more than 47 years of experience as a financial analyst in the metals and mining industry. Since July 2001, he has been a Director of Concentric Energy Corp., a natural resource company specializing in uranium and other mineral resources.  Since 1999, he has been a Director of E-VAT INC., a private research and development company developing an electrochemical process for recovering gold without the use of cyanide. He was a financial analyst in the mining industry with Salomon Brothers from 1982 to 1987, and then with Lehman Brothers from 1987 to 1992.

Mr. Ingersoll was a Director of Getchell Gold Corporation (formerly FirstMiss Gold Inc.), a mid-sized Nevada gold producer, from 1994 to 1999 when it was acquired by Placer Dome Inc. He was a Director of Stillwater Mining Company, a Montana producer of platinum and palladium, from May 1997 to December 1998.

Mr. Ingersoll is a Chartered Financial Analyst, a member of the New York Society of Security Analysts, the American Institute of Mining Engineers and a past President and retired member of the Nonferrous Metals Analysts of New York. He received a BA degree from Williams College in 1952 and an MBA degree from the Harvard University Graduate School of Business Administration in 1957.

Ralph W. Kettell, II, Mr. Kettell, 48, has been a director of Piedmont since 2004. Mr. Kettell has held a variety of positions in high-tech engineering design, commercial real estate and exploration for precious and energy related minerals.  Since 2005, Mr. Kettell has acted as the President and Chief Executive Officer for Nevada Fluorspar, Inc., a privately held natural resource company focused on resources related to the steel industry.  In 2003, he founded Concentric Energy Corp., a privately held natural resource company specializing in energy and industrial mineral resources.  Mr. Kettell served as the President and CEO of Concentric Energy Corp., from June 2003 until December 2005, and as Chairman and CEO from January 2006 until December 2006.  In August 2000, he founded Nevada Sunrise, LLC, a private gold exploration company operating in Nevada.  In 2003, Mr. Kettell founded AuEx, Inc., a Nevada based exploration company with properties in Nevada.  Mr. Kettell was also a director of AuEx, Inc. from 2003 until November 2005.  From September 2003 until May 2005, he was the Marketing Director of 321gold.com, a gold website on the Internet.  From 1990 to 2003, Mr. Kettell was the Vice President of Engineering of Enterprises, Ltd., a high-tech R&D start-up.

Since 2006 Mr. Kettell has been a director of Gallery Resources Limited, a gold exploration company.

Mr. Kettell holds a BS degree and an MS degree in Electrical Engineering from Lehigh University.  He was certified as a Professional Engineer in New York in 1985.

RECOMMENDATION OF THE BOARD

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE NOMINEES LISTED ABOVE.

PROPOSAL 2 – APPROVAL OF AN AGREEMENT AND PLAN OF MERGER
TO REINCORPORATE FROM NORTH CAROLINA TO NEVADA

The Board of Directors has unanimously approved, subject to shareholder approval, an Agreement and Plan of Merger (the “Agreement and Plan of Merger”) pursuant to which we will reincorporate from the State of North Carolina to the State of Nevada (the “Reincorporation”).  A copy of the Agreement and Plan of Merger is attached hereto as Appendix A.  Pursuant to the terms of the Agreement and Plan of Merger, we will merge with and into our wholly-owned subsidiary, Piedmont Mining Company, Inc., a Nevada corporation (“Nevada Corp”) upon the filing of the appropriate materials with the State of North Carolina and the State of Nevada, which is expected to occur promptly after the requisite shareholder approval is obtained for the Agreement and Plan of Merger.

For the reasons set forth below, the Board of Directors believe that the best interests of the Company and its shareholders will be served by the Reincorporation.

Principal Reason for Reincorporation

The purpose of the Reincorporation is to change our state of incorporation and legal domicile from North Carolina to Nevada, where we conduct the majority of our business.  Our Board of Directors believes that the Reincorporation will benefit the Company and its shareholders by giving the Company more flexibility and simplicity in various corporate transactions and reduce the cost of doing business.  The State of Nevada is recognized as a desirable state in which to do business because it has favorable corporate income tax treatment, nominal annual fees, and the identity of individual shareholders are not of public record.  Furthermore, the Nevada General Corporation Law (the “NGCL”) provides a recognized body of corporate law that will facilitate corporate governance by our officers and directors.

Nevada’s laws offer flexibility to the board of directors in managing the affairs of a corporation, and permit management to put in place strong protection from hostile takeovers.  Incorporating in Nevada offers protection for officers and directors from personal liability against lawsuits or business debts arising from the operation of the corporation or by actions committed on behalf of the corporation.  Furthermore, there are no limitations dictating where the corporation may conduct its business, transact real property, or how many or how few officers or directors a Nevada corporation may have.  Because of the large number of corporations chartered in Nevada, the courts in the state are more focused on the application of corporate law than the courts of most other states.

Our Board of Directors believes that these advantages are significant and justify the Reincorporation.

Procedure for Effecting the Reincorporation

The proposed Reincorporation would be effected pursuant to the Agreement and Plan of Merger.  As soon as practicable after the requisite shareholder approval of the Agreement and Plan of Merger, the Company would promptly cause Articles of Merger to be filed with the Secretary of State of North Carolina and Articles of Merger to be filed with the Secretary of State of Nevada (collectively, the "Merger Certificates").  The Reincorporation would become effective on the date of filing of the Merger Certificates or on such later date as determined by the Board (the “Effective Date”).  Beginning on the Effective Date, each stock certificate representing Common Stock, pre-Reincorporation, would be deemed for all corporate purposes, to evidence ownership of Nevada Corp Common Stock.

Exchange of Stock

Upon completion of the merger, the Company would be a Nevada corporation possessing all of the rights of and being bound by all of the obligations provided in the Articles of Incorporation of Nevada Corp and the NGCL.

As of the effective date of the Reincorporation, each outstanding share of our Common Stock, no par value, would automatically convert into and be exchangeable for one share of Common Stock, par value $0.001, of Nevada Corp.

SHAREHOLDERS WILL NOT NEED TO TAKE ANY ACTION TO EXCHANGE THEIR STOCK CERTIFICATES FOR NEVADA CORPSTOCK CERTIFICATES.

Upon completion of the Reincorporation, we would send a notice to all shareholders as of the effective date of the Reincorporation, notifying them of the completion and advising them how to exchange their certificates of shares of our Common Stock for Nevada Corp stock certificates, should they want to do so.  Shareholders should not destroy their old certificates.  After the Reincorporation, shareholders may continue to make sales or transfers using their existing stock certificates.  New certificates would be issued representing shares of Nevada Corp Common Stock for transfers occurring after the Reincorporation.  On request, we would issue new certificates to anyone who holds existing stock certificates in exchange therefor.  Any request for new certificates into a name different from that of the registered holder would be subject to normal stock transfer requirements and fees, including proper endorsement and signature guarantee, if required.

Transferability of Stock

Shareholders whose shares of our Common Stock are freely tradable before the Reincorporation would own shares of Nevada Corp Common Stock that are freely tradable after the Reincorporation.  Similarly, any shareholders holding securities with transfer restrictions before the Reincorporation would hold shares of Nevada Corp Common Stock that have the same transfer restrictions after the Reincorporation.  For purposes of computing the holding period under Rule 144 of the Securities Act, those who hold Nevada Corp stock certificates would be deemed to have acquired their shares on the date they originally acquired their Company shares.

After the Reincorporation, Nevada Corp would continue our status as a reporting small business issuer under the Securities Exchange Act of 1934.  Nevada Corp would also continue to file periodic reports and proxy material with the Securities and Exchange Commission (the “SEC”) and provide shareholders the same types of information that we previously filed.

Federal Income Tax Consequences of the Reincorporation

The discussion of U.S. federal income tax consequences set forth below is for general information only and does not purport to be a complete discussion or analysis of all potential tax consequences that may apply to a shareholder.  Shareholders are urged to consult their tax advisors to determine the particular tax consequences of the Reincorporation, including the applicability and effect of federal, state, local, foreign and other tax laws.

The following discussion sets forth the principal U.S. federal income tax consequences of the Reincorporation to our shareholders who hold their shares as a capital asset.  It does not address all of the federal income tax consequences that may be relevant to particular shareholders based upon their individual circumstances or to shareholders who are subject to special rules, such as financial institutions, tax-exempt organizations, insurance companies, dealers in securities, foreign holders or holders who acquired their shares pursuant to the exercise of employee stock options or otherwise as compensation.

The following disclosure is based on the Internal Revenue Code of 1986, as amended (the “Code”), laws, regulations, rulings and decisions in effect as of the date of this Proxy Statement, all of which are subject to change, possibly with retroactive effect, and to differing interpretations.  The following disclosure does not address the tax consequences to our shareholders under state, local and foreign laws.  We have neither requested nor received a tax opinion from legal counsel with respect to the consequences of the Reincorporation.  No rulings have been or will be requested from the Internal Revenue Service with regard to the consequences of Reincorporation.  There can be no assurance that future legislation, regulations, administrative rulings or court decisions would not alter the consequences set forth below.

The Reincorporation provided for in the Agreement and Plan of Merger between the Company and Nevada Corp would be intended to be a tax-free reorganization under the Code.  Assuming the Reincorporation qualifies as a reorganization, no gain or loss will be recognized to the holders of our capital stock (other than those who seek their statutory appraisal rights) as a result of consummation of the reincorporation, and no gain or loss will be recognized by us.  You would have the same basis in the Nevada Corp Common Stock received by you pursuant to the Reincorporation as you have in our shares held by you at the time the Reincorporation is consummated.  Your holding period with respect to Nevada Corp Common Stock would include the period during which you held the corresponding Company Common Stock, provided the latter was held by you as a capital asset at the time the Reincorporation was consummated.

Accounting Treatment

In accordance with generally accepted accounting principles, we expect that the Reincorporation would be accounted for as a reorganization of entities under common control and recorded at historical cost.

General Effect of Reincorporation

The Reincorporation will not affect any change in our business or management and will not change our name or the location of our principal executive offices.  At the effective time of the Reincorporation, the same individuals serving as our directors and officers will be the directors and officers of Nevada Corp.  Our common stock is currently quoted on the OTC Bulletin Board.  We believe that the stock of Nevada Corp will also be quoted on the OTC Bulletin Board under the same stock symbol: PIED.

The charter documents of Nevada Corp will include substantially the same material provisions as our current charter documents, including any amendments approved by our shareholders pursuant to Proposals 3 and 4.  Subject to shareholder approval of Proposals 3 and 4, the Articles of Incorporation of the Nevada Corp (“Nevada Articles”) will be substantially in the form attached hereto as Appendix B and the Bylaws of the Nevada Corp (“Nevada Bylaws”) will be substantially in the form attached hereto as Appendix C.  However, this proposal is independent of Proposals 3 and 4 and only amendments approved by the shareholders pursuant to those other proposals will be effected in the Nevada Articles, in order to be consistent with our North Carolina charter documents.

Significant Differences Related to State Law

We are incorporated under the laws of the State of North Carolina and Nevada Corp will be incorporated under the laws of the State of Nevada.  The Company's corporate affairs are currently governed by the North Carolina Business Corporation Act (“NCBCA”) and our Articles of Incorporation and Bylaws, which were created pursuant to North Carolina law.  On the effective date of the Reincorporation, issues of corporate governance and control will be controlled by Nevada Law and Nevada Corp’s Articles of Incorporation and Bylaws, which will be created under Nevada law.

There are certain significant differences between North Carolina corporate law and Nevada corporate law.  Shareholders should refer to the NGCL and the NCBCA to understand how these laws apply to Nevada Corp and our Company, respectively.  Some of these differences are set forth below.

Shareholder Right	North Carolina	Nevada
Quorum
North Carolina law provides that a majority of the votes entitled to be cast on the matter by the voting group constitutes a quorum of that voting group for action on that matter.  However, the corporation’s articles or bylaws adopted by shareholders may provide for a greater quorum or voting requirement for shareholders (or voting groups of shareholders) than is provided in North Carolina law. G.S. §§ 55-7-25, 55-7-27.
The Company’s current Bylaws provide that a majority of shares constitute a quorum.  The Company’s North Carolina Articles contain quorum requirement of a majority vote of the outstanding shares; however, if Proposal 4 is approved the North Carolina Articles will reduce the quorum requirement from a majority to one-third of the outstanding shares.

Under Nevada law, unless otherwise provided in the articles of incorporation or bylaws of a corporation, the quorum required for a corporation’s stockholders is presence in person or by proxy of a majority of the voting power of the shares entitled to vote at the meeting.

Shareholder Right	North Carolina	Nevada
Removal of Directors
North Carolina provides that, unless otherwise provided in the articles, the directors may be removed with or without cause by the affirmative vote of a majority of the votes entitled to be cast at any election of directors.  If cumulative voting is used, a director may not be removed if the number of votes sufficient to elect him under cumulative voting is voted against his removal.  If cumulative voting is not authorized, a director may be removed only if the number of votes cast to remove him exceeds the number of votes cast not to remove him.  A director may also be removed by a judicial proceeding brought by the corporation or by its shareholders holding at least ten percent (10%) of the outstanding shares of any class if the court finds:  (1) the director engaged in fraudulent or dishonest conduct; and (2) removal is in the best interest of the corporation. G.S. §§ 55-8-08, 55-8-09

Nevada law provides that any one or all of the directors of a corporation may be removed by the holders of not less than two-thirds of the voting power of a corporation’s issued and outstanding stock.  Nevada law does not distinguish between removal of directors with or without cause.

Vacancies
According to North Carolina law, unless the articles of incorporation provide otherwise, if a vacancy occurs on the board of directors, including, without limitation, a vacancy resulting from an increase in the number of directors or from the failure by the shareholders to elect the full authorized number of directors:  (1) the shareholders may fill the vacancy; (2) the board of directors may fill the vacancy; or (3) if the directors remaining in office constitute fewer than a quorum of the board, they may fill the vacancy by the affirmative vote of a majority of all the directors, or by the sole director, remaining in office. G.S. § 55-8-10.

Nevada law provides that all vacancies on the board of directors of a Nevada corporation may be filled by a majority of the remaining directors, though less than a quorum, for the remainder of the term of office of resigning director or directors, unless the articles of incorporation provide otherwise.

Shareholder Right	North Carolina	Nevada
Interested Director Transactions
According to North Carolina law, a conflict of interest transaction is not voidable by the corporation solely because of the director's interest in the transaction if any one of the following is true:  (1) the material facts of the transaction and the director's interest were disclosed or known to the board of directors or a committee of the board of directors and the board of directors or committee authorized, approved, or ratified the transaction; (2) the material facts of the transaction and the director's interest were disclosed or known to the shareholders entitled to vote and they authorized, approved, or ratified the transaction; or (3) the transaction was fair to the corporation.
G.S. § 55-8-31.

Nevada law does not automatically void contracts or transactions between a corporation and one of its directors.  Under Nevada law, a contract or transaction may not be voided solely because:  (a) the contract is between the corporation and a director of the corporation or an entity in which a director of the corporation has a financial interest; (b) an interested director is present at the meeting of the board of directors that authorizes or approves the contract or transaction; or (c) the vote or votes of the interested director are counted for purposes of authorizing or approving the contract or transaction involving the interested director.

Declaration and Payment of Dividends
North Carolina law provides that a board of directors may authorize and the corporation may make distributions to its shareholders subject to restriction by the articles of incorporation and so long as:  (1) the corporation is able to pay its debts as they become due in the usual course of business; or (2) the corporation’s total assets are more or equal to the sum of its total liabilities (unless the articles permit otherwise) plus the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution.
G.S. § 55-6-40.

Nevada law provides that no distribution (including dividends on, or redemption or repurchases of, shares of capital stock) may be made if, after giving effect to such distribution, the corporation would not be able to pay its debts as they become due in the usual course of business, or, except as specifically permitted by the articles of incorporation, the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a dissolution to satisfy the preferential rights of preferred stockholders.

Shareholder Right	North Carolina	Nevada
Special Meetings of Stockholders
Under North Carolina law, a corporation shall hold a special meeting of shareholders:  (1) on call of its board of directors or the person or persons authorized to do so by the articles or bylaws; or (2)  in the case of a corporation that is not a public corporation, within 30 days after the holders of at least ten percent (10%) of all the votes entitled to be cast on any issue proposed to be considered at the proposed special meeting sign, date, and deliver to the corporation's secretary one or more written demands for the meeting describing the purpose or purposes for which it is to be held. The written demand shall cease to be effective on the sixty-first day after the date of signature appearing on the demand unless prior to the sixty-first day the corporation has received effective written demands from holders sufficient to call the special meeting.
G.S. § 55-7-02.

Nevada law provides that unless otherwise provided in a corporation’s articles of incorporation or bylaws, the entire board of directors, any two directors, or the president of the corporation may call a special meeting of the stockholders.

Adjournment of Stockholder Meetings
North Carolina law provides, unless the bylaws require otherwise, if an annual or special shareholders' meeting is adjourned to a different date, time, or place, notice need not be given of the new date, time, or place if the new date, time, or place is announced at the meeting before adjournment.  If a new record date for the adjourned meeting is or must be fixed, however, notice of the adjourned meeting must be given under this section to persons who are shareholders as of the new record date.  If a court orders a meeting adjourned to a date more than 120 days after the date fixed for the original meeting, it may provide that the original record date continues in effect or it may fix a new record date.
G.S. § 55-7-05.

Under Nevada law, a corporation is not required to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting, other than by announcement at the meeting at which the adjournment is taken, unless the board fixes a new record date for the adjourned meeting.

Shareholder Right	North Carolina	Nevada
Failure to Hold an Annual Meeting
Under North Carolina law, if, on application of any shareholder, the corporation has not held an annual meeting within 15 months of its prior annual meeting, or the corporation does not hold a special meeting demanded by the shareholders, then the superior court of the county where a corporation's principal office (or, if none in this State, its registered office) is located may summarily order a meeting to be held.
G.S. § 55-7-03.

Nevada law provides that if a corporation fails to elect directors within 18 months after the last election, a Nevada district court may order an election upon the petition of one or more stockholders holding 15 percent of the corporation’s voting power.  The Nevada Bylaws provide that an annual meeting will be held within 180 days after the end of the corporation's fiscal year at such time as is designated by the board of directors and as is provided for in the notice of the meeting and do not modify Nevada law in other respects.

Stockholder Voting Provisions
Under North Carolina law, a majority of the votes entitled to be cast on the matter constitutes a quorum for that matter.  Shares entitled to vote as a separate voting group may take action on a matter at a meeting only if a quorum of that voting group exists with respect to that matter.  If a quorum exists, action on a matter (other than an election of directors) by a voting group is approved if the votes cast within the voting group favoring the action exceed the votes cast opposing the action, unless the articles or bylaws require a greater number.  If the articles or bylaws provide for voting by two or more voting groups on a matter, action on that matter is taken only when voted upon by each of those voting groups counted separately.  Generally, directors are elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which the quorum is present.
G.S. §§ 55-7-25 – 55-7-28.

Under Nevada law, a majority of the voting power, which includes the voting power that is present in person or by proxy, regardless of whether the proxy has authority to vote on all matters, generally constitutes a quorum for the transaction of business at a meeting of stockholders.  Generally, action by the stockholders on a matter other than the election of directors is approved if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action, unless otherwise provided in Nevada law or the articles of incorporation or bylaws of the corporation.  Generally, directors are elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on election of directors.  Where a separate vote by a class or series or classes or series is required, a majority of the voting power of the class or series that is present or by proxy, regardless of whether the proxy has authority to vote on all matters, generally constitutes a quorum for the transaction of business. Generally, an act by the stockholders of each class or series is approved if a majority of the voting power of a quorum of the class or series votes for the action.

Shareholder Right	North Carolina	Nevada
Duration of Proxies
According to North Carolina law, a proxy is valid for a period of 11 months, unless a longer period is expressly provided in the appointment.  An appointment of a proxy is revocable by the shareholder unless the appointment form conspicuously states that it is irrevocable and the appointment is coupled with an interest. Appointments coupled with an interest include the appointment of: 1) a pledgee; 2) a person who purchased or agreed to purchase the shares; 3) a creditor of the corporation who extended it credit under terms requiring the appointment; 4) an employee of the corporation whose employment contract requires the appointment; or 5) a party to a voting agreement.
G.S. § 55-7-22.

According to Nevada law, a proxy is effective only for a period of six months, unless it is coupled with an interest or unless otherwise provided in the proxy, which may not exceed seven years.
Cumulative Voting
Under North Carolina law, cumulative voting for directors is not allowed unless so provided in the articles. Shares otherwise entitled to vote cumulatively may not be voted cumulatively at a particular meeting unless (1) the meeting notice or proxy statement accompanying the notice states conspicuously that cumulative voting is authorized; or (2) a shareholder or proxy who has the right to cumulate vote announces in open meeting before voting starts his intent to do so.
G.S. § 55-7-28.

Directors of a Nevada corporation are elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present, unless otherwise provided in the articles of incorporation.  Nevada law permits cumulative voting in the election of directors as long as the articles of incorporation provide for cumulative voting and certain procedures for the exercise of cumulative voting are followed.

Shareholder Right	North Carolina	Nevada
Stockholder Action by Written Consent
Under North Carolina law, action may be taken without a meeting and without prior notice (with some exceptions) if the action is taken by all the shareholders entitled to vote on the action or, if so provided in the articles that it is not a public corporation at the time the action is taken, by shareholders having not less than a minimum number of votes that would be necessary to take the action at a meeting at which all shareholders entitled to vote were present and voted.
G.S. § 55-7-04.

Nevada law provides that, unless the articles of incorporation or bylaws provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting consents to the action in writing.

Stockholder Vote for Mergers and Other Corporate Reorganizations
Unless provided otherwise in the bylaws or articles, the plan of merger to be authorized must be approved by each voting group entitled to vote separately on the plan by a majority of all the votes entitled to be cast on the plan by that voting group, and a merger shall be deemed to be a share exchange.  North Carolina requires the affirmative vote of the holders of ninety-five percent (95%) of the voting shares to adopt or authorize a business combination with any other entity if the other entity is the beneficial owner of more than twenty percent (20%) of the voting shares of the corporation.  For a sale of all or substantially all assets, otherwise than in the usual and regular course of business, the board of directors must recommend the proposed transaction to the shareholders unless the board of directors determines otherwise, and the shareholders entitled to vote must approve the transaction.
G.S. §§ 55-11-03, 55-12-02, 55-9-02.

Nevada requires authorization by a majority of outstanding shares entitled to vote, as well as approval by the board of directors, with respect to the terms of a merger, conversion or a sale of substantially all of the assets of the corporation.  So long as the surviving corporation is organized in Nevada, Nevada law does not generally require a stockholder vote of the surviving corporation in a merger if: (a) the plan of merger does not amend the existing Articles of Incorporation; (b) each stockholder of the surviving corporation will hold the same number of shares, with identical designations, preferences, limitations and relative rights immediately after the merger; (c) the number of voting shares outstanding immediately after the merger, plus the number of voting shares issued as a result of the merger, either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger, will not exceed by more than 20 percent the total number of voting shares of the surviving corporation outstanding immediately before the merger; and (d) the number of participating shares outstanding immediately after the merger, plus the number of participating shares issuable as a result of the merger, either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger, will not exceed by more than 20 percent the total number of participating shares outstanding immediately before the merger.

Shareholder Right	North Carolina	Nevada
Indemnification of Officers and Directors
Under North Carolina law, a corporation may indemnify an individual made a party to a proceeding because he is or was a director against liability if (1) he conducted himself in good faith; and (2) he reasonable believed (i) in the case of conduct in his official capacity with the corporation, that his conduct was in its best interests, and (ii) in all other cases, that his conduct was at least not opposed to its best interests; and (3) in the case of any criminal proceeding, he had no reasonable cause to believe his conduct was unlawful.  A corporation may not indemnify a director: (1) in connection with a proceeding by or in the right of the corporation in which the director was adjudged liable to the corporation; or (2) in connection with any other proceeding charging improper personal benefit to him, whether or not involving action in his official capacity, in which he was adjudged liable on the basis that personal benefit was improperly received by him.  Unless provided otherwise in the articles, a corporation shall indemnify a director who was wholly successful, on the merits or otherwise, in the defense of any proceeding to which he was a party because he is or was a director of the corporation against reasonable expenses incurred by him in connection with the proceeding.
G.S. §§ 55-8-50 – 55-8-58.

A Nevada corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the action, suit or proceeding, if he is not liable under Nevada Revised Statute (“NRS”) 78.138 (see below Limitation on Personal Liability of Directors), acted in “good faith” and in a manner he reasonably believed to be in and not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.  However, with respect to actions by or in the right of the corporation, no indemnification shall be made with respect to any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.  A director or officer who is successful, on the merits or otherwise, in defense of any proceeding subject to the Nevada corporate statutes’ indemnification provisions must be indemnified by the corporation for reasonable expenses incurred in connection therewith, including attorneys’ fees.

Shareholder Right	North Carolina	Nevada
Advancement of Expenses
Under North Carolina law, expenses incurred by a director in defending a proceeding may be paid by the corporation in advance of the final disposition of such proceeding as authorized by the board of directors in the specific case or as authorized or required under any provision in the articles or bylaws or by any applicable resolution upon receipt of an undertaking by or on behalf of the director to repay such amount unless it shall untimely be determined that he is entitled to be indemnified by the corporation against such expenses.
G.S. § 55-8-53.

Under Nevada law, the articles of incorporation, bylaws or an agreement made by the corporation may provide that the corporation must pay advancements of expenses in advance of the final disposition of the action, suit or proceedings upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation.

Fiduciary Duties of Directors
North Carolina law provides that directors shall discharge their duties (to manage the corporation) as directors: (1) in good faith; (2) with the care an ordinary prudent person in a like position would exercise under similar circumstances; and (3) in a manner he reasonably believes to be in the best interests of the corporation.  In discharging duties a director is entitled to rely on information or reports presented by (1) one or more officers or employees whom the director believes to be reliable and competent; (2) legal counsel, public accountants, or other persons as to matters the director reasonably believes are within their professional or expert competence; or (3) a committee of the board of which he is not a member if the director reasonably believes the committee merits confidence.
G.S. § 55-8-30.

Nevada law provides that the board of directors has the ultimate responsibility for managing the business and affairs of a corporation.  In discharging this function, directors owe fiduciary duties of care and loyalty to the corporation and its stockholders.  A director of a Nevada business corporation must perform his or her duties as a director in good faith and with a view to the interests of the corporation.  Nevada law provides that in discharging their duties, the board of directors, committees of the board and individual directors may, in exercising their respective powers with a view to the interests of the corporation, choose, to the extent they deem appropriate, to subordinate the interests of stockholders to the interests of employees, suppliers, customers or creditors of the corporation or to the interests of the communities served by the corporation.  Furthermore, the officers and directors may consider the long-term and short-term interests of the corporation and its stockholders. Under Nevada law, unless there is a breach of fiduciary duty or a lack of good faith, any act of the board of directors, any committee of the board or any individual director is presumed to be in the corporation’s best interest. No higher burden of proof or greater obligation to justify applies to any act relating to or affecting an acquisition or a potential or proposed acquisition of control of the corporation than to any other action.  Nevada law imposes a heightened standard of conduct upon directors who take action to resist a change or potential change in control of a corporation, if such action impedes the exercise of the stockholders’ right to vote for or remove directors.

Shareholder Right	North Carolina	Nevada
Limitation on Personal Liability of Directors	A Director’s personal liability for monetary damages for breach of a duty may be limited or eliminated only to the extent permitted in the bylaws or articles. G.S. § 55-8-30(e).
The NRS provides that neither a director nor an officer of a Nevada corporation can be held personally liable to the corporation, its stockholders or its creditors unless the director or officer committed both a breach of fiduciary duty and such breach was accompanied by intentional misconduct, fraud, or knowing violation of law.  Nevada does not exclude breaches of the duty of loyalty or instances where the director has received an improper personal benefit.

Anti-Takeover Statutes
Under North Carolina law, the affirmative vote of ninety-five percent (95%) of the voting shares of a corporation shall be required for the adoption or authorization of a business combination with any other entity if, as of the record date, the other entity is the beneficial owner, directly or indirectly, of more than twenty percent (20%) of the voting shares of the corporation. This provision cannot be modified in the corporation’s articles or bylaws.
G.S. §S 55-9-02, 55-9-04.

Under North Carolina law, control shares acquired in a control share acquisition shall not have voting rights unless such rights are granted by resolution adopted by the shareholders of the covered corporation.  To be approved, the resolution must be adopted by a majority of all the outstanding shares of the corporation entitled to vote for the election of the directors.  In the event that the control shares are accorded voting rights (unless otherwise provided in the articles or bylaws), all shareholders have rights to have their shares redeemed by the corporation at their fair value (as of the day prior to the date the vote was taken), provided the shareholders give to the corporation, prior to or at the meeting of shareholders at which the voting rights are considered, written notice that if voting rights are accorded, they may ask for the redemption of their shares.
G.S. §§ 55-9A-05, 55-9A-06.

Nevada law generally prohibits a Nevada corporation, with shares registered under section 12 of the Exchange Act and with 200 or more stockholders of record, from engaging in a combination (defined in the statute to include a variety of transactions, including mergers, asset sales, issuance of stock and other actions resulting in a financial benefit to the Interested Stockholder) with an Interested Stockholder (defined in the statute generally as a person that is the beneficial owner of 10% or more of the voting power of the outstanding voting shares), for a period of three years following the date that such person became an Interested Stockholder unless the board of directors of the corporation first approved either the combination or the transaction that resulted in the stockholder becoming an Interested Stockholder.  If this approval is not obtained, the combination may be consummated after the three year period expires if either (a) (1) the board of directors of the corporation approved the combination or the purchase of the shares by the Interested Stockholder before the date that the person became an Interested Stockholder, (2) the transaction by which the person became an Interested Stockholder was approved by the board of directors of the corporation before the person became an interested stockholder, or (3) the combination is approved by the affirmative vote of holders of a majority of voting power not beneficially owned by the Interested Stockholder at a meeting called no earlier than three years after the date the Interested Stockholder became such; or (b) the aggregate amount of cash and the market value of consideration other than cash to be received by holders of common stock and holders of any other class or series of shares meets the minimum requirements set forth in NRS Sections 78.441 through 78.443, and prior to the consummation of the combination, except in limited circumstances, the Interested Stockholder would not have become the beneficial owner of additional voting shares of the corporation.

Shareholder Right	North Carolina	Nevada

A Nevada corporation may adopt an amendment to its articles of incorporation expressly electing not to be governed by these provisions of the NRS, if such amendment is approved by the affirmative vote of a majority of the disinterested shares entitled to vote; provided, however, such vote by disinterested stockholders is not required to the extent the Nevada corporation is not subject to such provisions.  Such an amendment to the articles of incorporation does not become effective until 18 months after the vote of the disinterested stockholders and does not apply to any combination with an Interested Stockholder whose date of acquiring shares is on or before the effective date of the amendment.

The NRS also limits the acquisition of a controlling interest in a Nevada corporation with 200 or more stockholders of record, at least 100 of whom have Nevada addresses appearing on the stock ledger of the corporation, and that does business in Nevada directly or through an affiliated corporation.  According to the NRS, an acquiring person who acquires a controlling interest in an issuing corporation may not exercise voting rights on any control shares unless such voting rights are conferred by a majority vote of the disinterested stockholders of the issuing corporation at a special or annual meeting of the stockholders.  In the event that the control shares are accorded full voting rights and the acquiring person acquires control shares with a majority or more of all the voting power, any stockholder, other than the acquiring person, who does not vote in favor of authorizing voting rights for the control shares is entitled to demand payment for the fair value of such person’s shares.  Under the NRS, a controlling interest means the ownership of outstanding voting shares of an issuing corporation sufficient to enable the acquiring person, individually or in association with others, directly or indirectly, to exercise (1) one-fifth or more but less than one-third, (2) one-third or more but less than a majority, or (3) a majority or more of the voting power of the issuing corporation in the election of directors.  Outstanding voting shares of an issuing corporation that an acquiring person acquires or offers to acquire in an acquisition and acquires within 90 days immediately preceding the date when the acquiring person became an acquiring person are referred to as control shares.  The control share provisions of the NRS do not apply if the corporation opts-out of such provisions in the articles of incorporation or bylaws of the corporation in effect on the tenth day following the acquisition of a controlling interest by an acquiring person.

Shareholder Right	North Carolina	Nevada
Amendments to Articles of Incorporation or Bylaws
Under North Carolina law, an amendment to the articles after shares are issued must be sent to the shareholders for approval with a recommendation that the shareholders approve.  The board may determine that a recommendation should not be sent because of conflict of interest; if so, the board must communicate the basis for that determination to the shareholders with the amendment. A shareholder of the corporation does not have a vested property right resulting from any provision in the articles, including provisions relating to management, control, capital structure, dividend entitlement, or purpose or duration of the corporation.
A corporation’s board may amend or repeal bylaws, except to the extent provided in the bylaws or articles, and except that a bylaw adopted, amended or repealed by the shareholders may not be readopted, amended or repealed by the board if neither the articles nor bylaws adopted by shareholders authorizes the board of directors to adopt, amend or repeal.
G.S. §§ 55-10-01 – 55-10-22.

Nevada law generally requires the approval of the holders of a majority of all outstanding shares entitled to vote to approve proposed amendments to a corporation’s articles of incorporation. Nevada law also provides that in addition to the vote described above, the vote of a majority of the outstanding shares of a class may be required to amend the articles of incorporation.  Nevada law does not require stockholder approval for the board of directors of a corporation to fix the voting powers, designation, preferences, limitations, restrictions and rights of a class of stock provided that the corporation’s organizational documents grant such power to its board of directors.

Shareholder Right	North Carolina	Nevada
Inspection of Books and Records
Under North Carolina law, a qualified shareholder is entitled to inspect and copy, during regular business hours at the corporation’s principal office, any of the records of the corporation if he gives the corporation written notice of his demand five business days before the date on which he wishes to inspect and copy.  The following records may be inspected provided a qualified shareholder provides written notice 5 days before the date on which he will inspect, and his demand is made in good faith and for a proper purpose, his purpose is described with reasonable particularity, and the records are directly connected with his purpose: (1) records of any final action taken with or without a meeting by the board of directors, or by a committee of the board of directors while acting in place of the board of directors on behalf of the corporation, minutes of any meeting of the shareholders and records of action taken by the shareholders without a meeting; (2) accounting records of the corporation; and (3) the record of shareholders.
G.S. § 55-16-02.

Under Nevada law, any person who has been a stockholder of record of a Nevada corporation for at least six months immediately preceding a demand, or any person holding or authorized in writing by the holders of, at least five percent of all of its outstanding shares, upon at least five days’ written demand, is entitled to inspect and copy the following records: a copy certified by the Secretary of State of the corporation’s articles of incorporation, and all amendments thereto; a copy certified by an officer of the corporation of the corporation’s bylaws and all amendments thereto; and a stock ledger, revised annually, containing the names of all persons who are stockholders of the corporation, places of residence, and number of shares held by them respectively.  In addition, any stockholder of a Nevada corporation owning not less than 15 percent of all issued and outstanding shares, or who has been authorized in writing by the holders of at least 15 percent of all of its issued and outstanding shares, upon at least five days written demand, is entitled to inspect the books of account and all financial records of the corporation, to make extracts therefrom, and to conduct an audit of such records.  These rights may not be limited in the articles or bylaws of the corporation but may be denied to any stockholder upon the stockholder’s refusal to furnish the corporation an affidavit that such inspection, extracts or audit is not desired for any purpose not related to the stockholder’s interest in the corporation as a stockholder. However, the right to inspect and audit financial records does not apply to any corporation listed and traded on any recognized stock exchange or to any corporation that furnishes to its stockholders a detailed, annual financial statement.

Franchise Taxes	North Carolina imposes a corporate franchise tax. G.S. § 105-114.	Nevada does not impose a corporate franchise tax.

RECOMMENDATION OF THE BOARD

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” APPROVAL OF THE AGREEMENT AND PLAN OF MERGER TO REINCORPORATE THE COMPANY FROM NORTH CAROLINA TO NEVADA.

PROPOSAL 3 – CHANGE IN CAPITAL STOCK

The Board of Directors of the Company proposes to amend its Articles of Incorporation (“Articles”) to increase the number of authorized shares of stock in the Company from 125,000,000 total shares (originally consisting of 100,000,000 shares of common stock and 25,000,000 shares of preferred stock) to an aggregate of 250,000,000 shares, consisting of 200,000,000 shares of common stock and 50,000,000 shares of preferred stock, with the rights, preferences and privileges of the preferred stock to be determined in the future by resolution of the Board of Directors of the Company.  A copy of the proposed Articles, as Amended, is attached hereto as Appendix D.

As of September 25, 2007, 60,287,476 shares of common stock were issued and outstanding, plus an additional 15,108,298 shares issuable upon the exercise of outstanding options and warrants. Therefore, the Company has only 24,604,226 shares of common stock available for future issuance.  If the shareholders approve the proposal, newly authorized shares of common stock will be available for issuance by the Board for acquisitions, raising additional capital, stock options, stock splits or stock dividends, and other corporate purposes. These shares will be available for issuance by the Board without any further shareholder approval, unless otherwise required by applicable law or regulation. Any additional shares of common stock, when issued, would have the same rights and preferences as the shares of common stock presently outstanding. There are no preemptive rights available to shareholders in connection with the issuance of any such shares.

The Company believes that this increase in the number of authorized shares is appropriate and in the best interests of the Company because it would afford us with the ability to take advantage of possible merger and acquisition opportunities and greater flexibility in funding our activities. Such potential transactions could involve, among other things, issuing shares of the Company's common stock in order to (i) finance a merger or acquisition and/or (ii) raise additional capital to accelerate our exploration activities.

The Company does not have any plans, arrangements, or understandings, written or otherwise, at this time to issue any of the additional authorized shares of common stock or shares of preferred stock.

AMENDMENT OF ARTICLES OF INCORPORATION

If this proposal is approved, a Certificate of Amendment will be filed with the State of North Carolina amending the Articles by deleting Article IV in its present form and substituting new Article IV in the following form:

“The corporation is authorized to issue an aggregate total of 200,000,000 shares of common stock and 50,000,000 shares of preferred stock.

Shares of preferred stock may be issued from time to time in one or more series.  The Board of Directors shall determine the designation of each series and the authorized number of shares of each series.  The Board of Directors is authorized to determine and alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of shares of preferred stock and to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any such series subsequent to the issue of shares of that series.  If the number of shares of any series of preferred stock shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.”

Note, however, if Proposal 2 - Approval of an Agreement and Plan of Merger to reincorporate from North Carolina to Nevada - is approved and such reincorporation is completed, then the above-referenced Certificate of Amendment will not be filed with the State of North Carolina.  Rather, the change in the capital stock by an increase in the authorized shares of common stock will be reflected in Article III of the Nevada Corp Articles of Incorporation in the following form:

The corporation is authorized to issue an aggregate total of 200,000,000 shares designated as “Common Stock”, par value $0.001, and 50,000,000 shares designated as “Preferred Stock,” par value $0.001.

Shares of Preferred Stock may be issued from time to time in one or more series.  The Board of Directors shall determine the designation of each series and the authorized number of shares of each series.  The Board of Directors is authorized to determine and alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of shares of preferred stock and to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any such series subsequent to the issue of shares of that series.  If the number of shares of any series of Preferred Stock shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

The form of Nevada Corp Articles of Incorporation is set forth in its entirety as Appendix B.  This proposal is independent of Proposal 2 and, in the event Proposal 2 is not approved, the change in capital stock will be accomplished by filing the Certificate of Amendment to the Articles, as cited above.

ANTI-TAKEOVER IMPLICATIONS

It should be noted that the additional shares of common stock could be used to dilute the percentage stock ownership of persons seeking to obtain control of the Company.  Because the number of authorized shares of our common stock will increase by 100,000,000 shares, the issuance in the future of such authorized shares may have the effect of diluting the earnings per share and book value per share, as well as the stock ownership and voting rights, of the currently outstanding shares of common stock.   In this sense, the proposal to increase the number of authorized shares of common stock may have an anti-takeover effect.

However, the proposed increase in the authorized common stock is not the result of any such specific effort; rather, as indicated above, the purpose of the increase in the authorized common stock is to provide the Company's management with the ability to issue shares for future acquisition, financing and operational opportunities.  While it is possible that management could use the additional shares to resist or frustrate a third-party transaction providing an above-market premium that is favored by a majority of the independent stockholders, the Company has no intent or plan to employ the additional unissued authorized shares as an anti-takeover device.  As a consequence, the increase in authorized common stock may make it more difficult for, prevent or deter a third party from acquiring control of the Company or changing its Board of Directors and management, as well as inhibit fluctuations in the market price of the Company's shares that could result from actual or rumored takeover attempts. The Company currently has no such provisions in any of its governing documents.

As summarized below, provisions of the Company's Articles of Incorporation and Bylaws and applicable provisions of state law may have anti-takeover effects, making it more difficult for or preventing a third party from acquiring control of the Company or changing its Board of Directors and management.  These provisions may also have the effect of deterring hostile takeovers or delaying changes in the Company's control or in its management.

No Cumulative Voting. The Company's Articles of Incorporation and Bylaws do not provide for cumulative voting in the election of directors. The combination of the present ownership by a few stockholders of a significant portion of the Company's issued and outstanding common stock and lack of cumulative voting makes it more difficult for other stockholders to replace the Company's Board of Directors or for another party to obtain control of the Company by replacing its Board of Directors.

North Carolina Anti-Takeover Provisions. We are governed by the provisions of Sections North Carolina Anti-Takeover Provisions. We are governed by the provisions of Sections 55-9-01 through 55-9-05 and 55-9A-01 through 55-9A-09 of the North Carolina Business Corporation Act (“NCBCA”).  Sections 55-9-01 through 55-9-05 of the NCBCA contain the “North Carolina Shareholder Protection Act,” which restricts the ability of a corporation to engage in a “business combination” with a separate entity, which has, at any time, been the beneficial owner of twenty percent (20%) of the outstanding voting shares.  In making the determination of the percentage of the entity’s beneficial ownership, rights to acquire warrants or options, as well as the number of outstanding shares, will be counted.  If a corporation proposes to engage in a business combination with an entity owning twenty-percent (20%) of a corporation’s outstanding shares, the proposal must obtain the affirmative vote of the holders of ninety-five percent (95%) of the voting shares of a corporation to be adopted.  “Business combination” includes any merger, consolidation, or conversion of a corporation into another entity, a sale or lease of substantially all of the corporation’s assets, or a payment, sale or lease of another entity’s assets to the corporation in exchange for the corporation’s securities.

Sections 55-9A-01 through 55-9A-09 of the NCBCA contain the “North Carolina Control Share Acquisition Act.”  Under Section 55-9A-05, “control shares” of a corporation acquired in a “control share acquisition” shall not have voting rights, unless those rights have been granted by a resolution adopted by the affirmative vote of the holders of at least a majority of the outstanding shares of the corporation entitled to vote for the election of directors.  Under Section 55-9A-06, if “control shares” acquired in a “control share acquisition” are accorded voting rights and the holders of those “control shares” have a majority of all voting power for the election of directors, all shareholders of the corporation have rights to have their shares redeemed by the corporation at the fair value of those shares as of the day prior to the date on which the vote was taken.  Under Section 55-9A-01, a “control share acquisition” is the acquisition by any person of beneficial ownership of “control shares,” unless the acquisition was consummated in one of the following circumstances: (a) before April 30, 1987; (b) pursuant to a contract between the corporation or the seller of the shares, if executed before April 30, 1987; (c) pursuant to the laws of descent and distribution; (d) pursuant to the satisfaction of a pledge or other security interest created in good faith; (e) pursuant to a transaction effected in compliance with applicable law in which the corporation is a party; (f) pursuant to the sale of shares by the corporation; (g) pursuant to a written agreement to which the corporation is a party that permits the purchasers of shares from the corporation also to purchase within 90 days of the purchase up to the same aggregate number of shares; (h) by an employee benefit plan; or (i) before the corporation became a “corporation” governed by the provisions of the NCBCA. Under Section 55-9A-01, “control shares” are shares of the corporation that when added to all other shares beneficially owned by a person would entitle that person to voting power in the election of the directors that is equal or greater than: (a) one-fifth of all voting power; (b) one-third of all voting power; or (c) a majority of all voting power.

Nevada Anti-Takeover Provisions. This proposal is independent of Proposal 2 - Approval of an Agreement and Plan of Merger to reincorporate from North Carolina to Nevada - however, if Proposal 2 is approved and such reincorporation is completed then we would be governed by the provisions of the Nevada General Corporate Law (“NGCL”), and in particular Sections 78.378 and 78.411 through 78.444.  Under Section 78.378, an acquiring person who acquires a controlling interest in an issuing corporation may not exercise voting rights on any control shares unless such voting rights are conferred by a majority vote of the disinterested stockholders of the issuing corporation at a special or annual meeting of the stockholders.  In the event that the control shares are accorded full voting rights and the acquiring person acquires control shares with a majority or more of all the voting power, any stockholder, other than the acquiring person, who does not vote in favor of authorizing voting rights for the control shares is entitled to demand payment for the fair value of such person’s shares.  A “control share acquisition” is an acquisition, either direct or indirect, of ownership of outstanding voting shares of an issuing corporation sufficient to enable the acquiring person to exercise 20% or more but less than 33.3%, 33.3% or more but less than 50%, or 50% or more of all the voting power of the corporation in the election of directors.  The control share provisions of the NGCL do not apply if the corporation opts-out of such provisions in the articles of incorporation or bylaws of the corporation in effect on the tenth day following the acquisition of a controlling interest by an acquiring person.

Sections 78.411 through 78.444 contain provisions restricting the ability of a corporation to engage in “business combinations” with an “interested stockholder”. Under the NGCL, except under certain circumstances, a corporation is not permitted to engage in a “business combination” with any “interested stockholder” for a period of three years following the date such stockholder became an “interested stockholder”. “Business combination” includes a variety of transactions, including mergers, asset sales, issuance of stock and other actions resulting in a financial benefit to the “interested stockholder”.  An “interested stockholder” is a person who owns 10% or more of the outstanding shares of voting stock. Nevada permits a corporation to opt out of the application of these business combinations provisions by so providing in the articles of incorporation.

Business combination restrictions can have a chilling effect on potential takeovers or acquisitions, whether friendly or unfriendly, which can impair the perceived value of the corporation that could accrue to the benefit of the stockholders.  Furthermore, these provisions of Nevada law could delay and make more difficult a business combination, particularly one opposed by the board of directors, even if the business combination could be beneficial, in the short term, to the interests of stockholders.

The Nevada Articles of Incorporation and Bylaws of Nevada Corp would not include provisions to opt out of the business combination or acquisition of a controlling interest statutes and the Board has no present intention of proposing amendments that would otherwise affect the ability of a third party to change control of the Company.

RECOMMENDATION OF THE BOARD

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE PROPOSED AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES AND TO ESTABLISH A NEW CLASS OF PREFERRED STOCK.

PROPOSAL 4 – REDUCTION IN NUMBER OF SHARES REQUIRED FOR QUORUM

The Board of Directors of the Company proposes to amend the Company’s Articles of Incorporation (“Articles”) to add a new Article VIII to reduce the number of shares to constitute a quorum to transact business from a majority to one-third of the Company’s outstanding shares.  A copy of the proposed Articles, as amended, is attached hereto as Appendix D.

The Board has proposed this amendment to the Articles in response to the difficulty of the Company to obtain a quorum in prior meetings.  It has been difficult for the Company to obtain a sufficient number of shares to constitute a quorum to conduct the regular business of the Company and a reduction in the quorum requirement is intended to avoid such difficulties in the future.

If Proposal 4 is approved, the quorum requirement will reduce from a majority vote to a vote of one third of the outstanding shares of the Company entitled to vote.  By reducing the quorum requirement, there will be a lower threshold to meet in order to hold a shareholders meeting and take certain corporate actions that require shareholder approval.

The Board believes that reducing the quorum requirement for approval of general corporate matters to one-third from a simple majority is in the best interests of the Company.  Such a reduction in the quorum requirement will reduce the likelihood that a quorum will not be obtained at future shareholder meetings and thereby reduce the potential for delays of important corporate decisions and the added expense accompanying the re-solicitation of proxies.  To the extent that shareholders do not exercise their right to vote, reducing the quorum requirement does have the effect of allowing significant corporate decisions to be approved by a smaller number of shareholders.  The Board has voted unanimously to authorize the proposed amendment to the Articles and to recommend the proposed amendment to the shareholders for adoption.

AMENDMENT OF ARTICLES OF INCORPORATION

If this proposal is approved, a Certificate of Amendment will be filed with the State of North Carolina amending the Articles by adding a new Article VIII in the following form:

One-third of the outstanding shares of common and preferred stock of the Company will constitute a quorum for the transaction of business.

Note, however, if Proposal 2 - Approval of an Agreement of Plan of Merger to reincorporate from North Carolina to Nevada - is approved and such reincorporation is completed then the above-referenced Certificate of Amendment will not be filed with the State of North Carolina.  Rather, the reduction in the quorum requirement will be reflected in Article VIII of the Nevada Corp Articles of Incorporation in the following form:

One-third of the outstanding shares of common and preferred stock of the Company will constitute a quorum for the transaction of business.

The form of Nevada Corp Articles of Incorporation is set forth in its entirety as Appendix B.  This proposal is independent of Proposal 2 and, in the event the shareholders do not approve Proposal 2, the reduction in the quorum requirement will be accomplished by the filing of the Certificate of Amendment, as cited above.

ANTI-TAKEOVER IMPLICATIONS

Although the Board of Directors does not consider the amendment an anti-takeover measure, the proposed amendment could be viewed as having the effects of such a measure because the adoption of the reduced voting requirement may increase the likelihood that the Board of Directors could obtain shareholder approval for anti-takeover amendments to the Articles of Incorporation. Such amendments, if proposed and adopted, could have the effect of enabling the Company to discourage or make more difficult an attempt by another person to remove incumbent management or to acquire control of the Company in a transaction which a majority of shareholders might deem in their best interests. However, the Company's Board of Directors believes that such possibilities at this time are remote and that the advantages in making it easier and less costly in soliciting shareholder approval of actions which might be proposed by the Board of Directors outweighs any possible anti-takeover impact.  The anti-takeover effect is substantially the same whether pursuant to North Carolina or Nevada law.

RECOMMENDATION OF THE BOARD

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE PROPOSED AMENDMENT TO THE ARTICLES OF INCORPORATION REDUCING THE QUORUM REQUIREMENT FROM A MAJORITY TO ONE THIRD OF THE OUTSTANDING SHARES ENTITLED TO VOTE.

PROPOSAL 5 – RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Directors has appointed Dale Matheson Carr-Hilton LaBonte LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2007. Dale Matheson Carr-Hilton LaBonte LLP also served as our independent registered public accounting firm for the fiscal year ending December 31, 2006. The Board of Directors is submitting the appointment of Dale Matheson Carr-Hilton LaBonte LLP as our independent registered public accounting firm for shareholder ratification at the annual meeting.

Our Bylaws do not require that the stockholders ratify the appointment of Dale Matheson Carr-Hilton LaBonte LLP as our independent registered public accounting firm. We are seeking ratification because we believe it is a good corporate governance practice. If the stockholders do not ratify the appointment, the Board will reconsider whether to retain Dale Matheson Carr-Hilton LaBonte LLP, but may retain Dale Matheson Carr-Hilton LaBonte LLP in any event. Even if the appointment is ratified, the Board, in its discretion, may change the appointment at any time during the year if it determines that a change would be in the best interests of the Company and its shareholders.

RECOMMENDATION OF THE BOARD

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF DALE MATHESON CARR-HILTON LABONTE LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2007 FISCAL YEAR.

DIRECTORS, EXECUTIVE OFFICERS,
PROMOTERS AND CONTROL PERSONS

Directors, Executive Officers and Significant Employees

The following table sets forth the names and ages of our current directors, executive officers, significant employees, the principal offices and positions with us held by each person and the date such person became our director, executive officer or significant employee.  Our executive officers are appointed by our Board of Directors.  Our directors serve until the earlier occurrence of the appointment of his or her successor at the next meeting of shareholders, death, resignation or removal by the Board of Directors.  There are no family relationships among our directors, executive officers, director nominees or significant employees.

Name	Age	Position

Robert M. Shields, Jr.	69	Chief Executive Officer, President, Chief Financial Officer and Director, since 1983
Lewis B. Gustafson	74	Vice President of Exploration and Director, since 2005 and 2004 respectively
Ian C. MacDonald	61	Director, since 2007
Pete Ingersoll	77	Director, since 2004
Ralph W. Kettell, II	48	Director, since 2004
Douglas D. Donald	85	Director, since 1997

Biographies

The biographies of Messrs. Shields, Gustafson, MacDonald, Ingersoll and Kettellcan be found under Proposal 1 - Election of Directors.  Mr. Donald is not standing for re-election.

Committees of the Board of Directors

The Board has set up three committees as part of the compliance with new reporting regulations that were enacted during 2002 under the Sarbanes-Oxley Act. The following is a list of committees that are presently active and staffed by independent directors of the Company.

Committee	Chairperson	Members
Audit Committee	Pete Ingersoll	Ian C. MacDonald, Ralph W. Kettell, II
Compensation Committee	Pete Ingersoll	Ian C. MacDonald, Ralph W. Kettell, II
Governance Committee	Ian C. MacDonald	Pete Ingersoll, Ralph W. Kettell, II

Nominations to the Board of Directors

Our directors take a critical role in guiding our strategic direction and oversee the management of the Company.  Board candidates are considered based upon various criteria, such as their broad-based business and professional skills and experiences, a global business and social perspective, concern for the long-term interests of the shareholders and personal integrity and judgment.  In addition, directors must have time available to devote to Board activities and to enhance their knowledge of our industry.  Accordingly, we seek to attract and retain highly qualified directors who have sufficient time to attend to their substantial duties and responsibilities to the Company.

We did not have a separate nominating committee during our past fiscal year, but will incorporate a nominating committee into our current Governance Committee for future fiscal years.  The Board believes given the diverse skills and experience required to grow the Company that the input of all members is important for considering the qualifications of individuals to serve as directors.  Our Governance Committee has not adopted a formal charter.  However, our Governance Committee will adopt a formal charter in the near future as the Governance & Nominating Committee.

In carrying out its responsibilities, the Governance & Nominating Committee will consider candidates suggested by shareholders.  If a shareholder wishes to formally place a candidate’s name in nomination, however, he or she must do so in accordance with the provisions of our Bylaws.  According to our Bylaws, nominations of persons for election to the Board may be made by any shareholder of the Company, entitled to vote for the election of directors at a meeting, who complies with the following notice procedures.  Such nominations, other than those made by or at the direction of the Board of Directors, shall be made by timely notice in writing to the Secretary of the Company. To be timely, a shareholder’s notice must be delivered or mailed to and received at the registered office of the Company not less than 30 days prior to the date of the meeting; provided, in the event that less than 40 days’ notice of the date of the meeting is given or made to shareholders, to be timely, a shareholder’s notice must be received not later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed. Such shareholder’s notice shall set forth (a) as to each person whom such shareholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including each such person’s written consent to serve as a director if elected); and (b) as to the shareholder giving the notice (i) the name and address of such shareholder as it appears on the Company’s books, and (ii) the class and number of shares of the Company’s capital stock that are beneficially owned by such shareholder.

Proposals for candidates to be evaluated by the Board must be sent to the President, Piedmont Mining Company, Inc., 18124 Wedge Parkway, Suite 214 Reno, Nevada 89511.

In fiscal 2006, all Board actions were taken either by meetings of the Board of Directors or by unanimous written consent.  There was no annual meeting of shareholders held in 2006.

Shareholders may send communications to the Board by mail to the President, Piedmont Mining Company, Inc., 18124 Wedge Parkway, Suite 214 Reno, Nevada 89511.

Audit Committee

The Audit Committee of the Board of Directors makes recommendations regarding the retention of the independent registered public accounting firm, reviews the scope of the annual audit undertaken by our independent registered public accounting firm and the progress and results of their work, reviews our financial statements, and oversees the internal controls over financial reporting and corporate programs to ensure compliance with applicable laws. The Audit Committee reviews the services performed by the independent registered public accounting firm and determines whether they are compatible with maintaining the registered public accounting firm’s independence. The Audit Committee consists of three independent directors: Mr. Ingersoll (Audit Committee Chairman), Mr. MacDonald  and Mr. Kettell.

The Audit Committee Charter is attached hereto as Appendix E.

In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed the audited financial statements with management and discussed with the independent auditors the matters required to be discussed by SAS 61. Management is responsible for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles.

The Audit Committee discussed with the independent auditors, the auditors' independence from the management of the Company and received written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1.

After review and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2006.

Audit Committee Report

The Audit Committee reviews the Company’s internal accounting procedures, consults with and reviews the services provided by the Company’s independent accountants and makes recommendations to the Board of Directors regarding the selection of independent accountants. In fulfilling its oversight responsibilities, the Committee has reviewed and discussed the audited financial statements with management and discussed with the independent auditors the matters required to be discussed by SAS 61. Management is responsible for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles.

The Committee discussed with the independent auditors, the auditors’ independence from the management of the Company and received written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1.

After review and discussions, the Committee recommended to the Board that the audited financial statement be included in the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2006.  The Committee also recommended to the Board that Dale Matheson Carr-Hilton LaBonte LLP be appointed as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2007.

Respectfully Submitted, Audit Committee of Piedmont Mining Company, Inc.

Pete Ingersoll, Chairman

Compensation Committee

The Compensation Committee of the Board of Directors reviewed and approved executive compensation policies and practices, reviewed, compensation for our officers, and considered other matters. The Compensation Committee has not adopted a formal charter; however, the Compensation Committee will adopt a formal charter in the near future. The Compensation Committee reviews and approves executive compensation policies and practices, reviews compensation for our officers, and considers other matters as may, from time to time, be referred to them by the Board of Directors. The members of the Compensation Committee are Mr. Ingersoll (Compensation Committee Chairman), Mr. Kettell and Mr. MacDonald.

EXECUTIVE COMPENSATION AND OTHER TRANSACTIONS

The following table summarizes all compensation earned by or paid to our Chief Executive Officer, President and Chief Financial Officer, and our Vice President of Exploration (the “Named Executive Officers”) for services rendered in all capacities for the year ended December 31, 2006.

Summary Compensation Table

Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Non-Qualified Deferred Compensation on Earnings	All Other Compensation	Total
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)

Robert M. Shields, Jr. CEO, CFO (1)	2006	$96,000	$0	$0	$74,945	$0	$0	$0	$170,945
Lewis B. Gustafson Vice President (2)	2006	$59,000	$0	$0	$31,837	$0	$0	$400	$91,237

(1)
Mr. Shields’ compensation for the year ended 2006 includes stock options for 500,000 shares of commonstock with an exercise price of $0.23, vesting 166,667 shares on February 8, 2006, 166,667 shares onFebruary 8, 2007 and 166,666 shares on February 8, 2008 and 1,000,000 shares of common stock with an exercise price of $0.25, vesting 333,333 shares on June 16, 2006, 333,333 shares on June 16, 2007 and 333,334 shares on June 16, 2008.

(2)
Mr. Gustafson’s compensation for the year ended December 31, 2006 included stock options for 700,000 shares of common stock with an exercise price of $0.23, vesting 233,333 shares on February 8, 2006, 233,333 shares on February 8, 2007 and 233,334 shares on February 8, 2008 and 100,000 shares of common stock with an exercise price of $0.25, vesting 33,333 shares on June 16, 2006, 33,333 shares on June 16, 2007 and 33,334 shares on June 16, 2008

Employment Agreements

There are no employment agreements.

Stock Option Plans

There are no stock option plans

Outstanding Equity Awards at Fiscal Year-End

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
(a)	(b)	(c)	(d)	(e)	(f)

Robert M. Shields, Jr.	1,000,000	500,000	0	$0.25	02/03/2012
Robert M. Shields, Jr.	166,667	333,333	0	$0.23	02/28/2011
Robert M. Shields, Jr.	333,333	666,667	0	$0.25	06/16/2011

Lewis B. Gustafson	166,666	83.334	0	$0.20	02/03/2010
Lewis B. Gustafson	233,334	466,666	0	$0.23	02/28/2011
Lewis B. Gustafson	33,333	66,667	0	$0.25	06/16/2011

Douglas D. Donald	400,000	0	0	$0.20	02/03/2010

Pete Ingersoll	166,666	83,334	0	$0.20	02/03/2010

Ralph W. Kettell, II	166,666	83,334	0	$0.20	02/03/2010

Columns (g) through (j) have been omitted since the Company has not granted any stock awards.

Compensation of Directors

Reasonable expenses related to the performance of duties as a director are reimbursed upon submission of evidence for payment therefor.  The following table sets forth compensation paid to our non-executive directors as of the fiscal year ended December 31, 2006.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation ($)	All Other Compensation ($)	Total ($)

Pete Ingersoll	$1,900	0	$3,208				$5,108
Ralph W. Kettell, II	$1,200	0	$3,208				$4.408
Douglas D. Donald	$1,400	0					$1,400

1.	There were no Stock Awards in 2006

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Principal Shareholders

The following table presents certain information regarding the beneficial ownership of all shares of common stock at September 25, 2007 for each executive officer and director of our Company and for each person known to us who owns beneficially more than five percent (5%) of the outstanding shares of our common stock.  The percentage ownership shown in such table is based upon 74,162,440 common shares issued and outstanding and ownership by these persons of options or warrants exercisable within 60 days of such date (60,287,476 outstanding shares, plus 4,741,666 exercisable options and 9,133,298 exercisable warrants).

	Common Shares Owned	Exercisable Options and Warrants	Total	Percentage

Robert M. Shields, Jr.	3,023,807	2,500,000	5,523,807	7.45%

Lewis B. Gustafson	30,000	816,665	846,665	1.14%

Douglas D. Donald	35,000	400,000	435,000	*

Pete Ingersoll	25,000	283,333	308,333	*

Ralph W. Kettell II	2,326,454	906,298	3,232,752	4.36%

Ian MacDonald	5,000	83,334	88,334	*

All directors and officers as a group (6 persons)	5,445,261	4,989,630	10,434.891	14.08%

Frank G. Diegmann	4,231,949	312,500	4,544,449	6.13%
RAB Special Situations	5,200,000	2,600,000	7,800,000	10.52%

All Others	5,381,260	5,972,834	11,354,094	15.31%

* Less than 1%

Certain Relationships and Related Party Transactions and Director Independence

Related Party Transactions

None.

Director Independence

It is the current policy of the Board that a majority of its members be independent of the Company’s management.  A Director is considered independent if the Board affirmatively determines that the Director (or an immediate family member) does not have any direct or indirect material relationship with the Company or its affiliates or any member of senior management of the Company or his or her affiliates.  The term “affiliate” means any corporation or other entity that controls, is controlled by, or under common control with the Company, evidenced by the power to elect a majority of the Board of Directors or comparable governing body of such entity.  The term “immediate family member” means spouse, parents, children, siblings, mothers- and fathers-in-law, sons- and daughters-in law, brothers- and sisters-in-laws and anyone (other than domestic employees) sharing the Director’s home.

In accordance with these guidelines, the Board has determined that Ian C. MacDonald, Pete Ingersoll and Ralph W. Kettell, II are independent directors.

Relationship with Independent Registered Public Accounting Firm

We retained the firm of Dale Matheson Carr-Hilton LaBonte LLP as our Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2006.  We have appointed Dale Matheson Carr-Hilton LaBonte LLP as our independent registered public accounting firm for our fiscal year 2007.

Audit Fees

For the fiscal years ended 2006 and 2005, the aggregate fees billed for services rendered for the audits of the annual financial statements and the review of the financial statements included in the quarterly reports on Form 10-QSB and the services provided in connection with the statutory and regulatory filings or engagements for those fiscal years and registration statements filed with the SEC was $65,607 and $37,601, respectively.

Audit-Related Fees

For the fiscal years ended December 31, 2006 and 2005, there were no fees billed for the audit or review of the financial statements that are not reported above under Audit Fees.

Tax Fees

For the fiscal year ended December 31, 2006 fees billed for tax compliance services were $775.  Fees billed for tax compliance services in 2005 were $1,500.  There was no tax-planning advice provided in 2006 or 2005.

All Other Fees

For the fiscal years ended December 31, 2006 and 2005 there were no fees billed for services other than services described above.

Code of Ethics

We have not adopted a code of ethics

Shareholder Proposals

Proposals by shareholders intended to be presented at the 2008 Annual Meeting of Shareholders must be received by us not later than May 1, 2008, for consideration for possible inclusion in the proxy statement relating to that meeting.  All proposals must meet the requirements of Rule 14a-8 of the Exchange Act.

For any proposal that is not submitted for inclusion in next year's proxy statement (as described in the preceding paragraph), but is instead intended to be presented directly at next year's annual meeting, SEC rules permit management to vote proxies in its discretion if we (a) receive notice of the proposal before the close of business on May 1, 2008 and advise shareholders in the next year's proxy statement about the nature of the matter and how management intends to vote on such matter, or (b) do not receive notice of the proposal prior to the close of business on May 1, 2008.

Notices of intention to present proposals at the 2008 Annual Meeting should be addressed to the President, Piedmont Mining Company, Inc., 18124 Wedge Parkway, Suite 214, Reno, Nevada 89511.  We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Additional Information

The Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006, including audited financial statements, has been mailed to shareholders concurrently with this proxy statement, but such report is not incorporated in this Proxy Statement and is not deemed to be a part of the proxy solicitation material.  We are required to file annual reports on Form 10-KSB, quarterly reports on Form 10-QSB, current reports on Form 8-K and other information with the SEC.  The public can obtain copies of these materials by visiting the SEC’s Public Reference 100 F Street, N.E., Washington, D.C.  20549, by calling the SEC at 1-800-SEC-0330, or by accessing the SEC’s website at www.sec.gov.

Additional copies of our Annual Report on Form 10-KSB filed with the SEC for the fiscal year ended December 31, 2006 will be provided to shareholders without charge upon request.  Shareholders should direct any such requests to Piedmont Mining Company, Inc., 18124 Wedge Parkway, Suite 214
Reno, Nevada 89511, Attention: Robert M. Shields, Jr., CEO.

OTHER BUSINESS

We do not know of any business to be presented for action at the meeting other than those items listed in the notice of the meeting and referred to herein.  If any other matters properly come before the meeting or any adjournment thereof, it is intended that the proxies will be voted in respect thereof in accordance with their best judgment pursuant to discretionary authority granted in the proxy.

ALL SHAREHOLDERS ARE URGED TO EXECUTE THE ACCOMPANYING PROXY AND TO RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE.  SHAREHOLDERS MAY REVOKE ANY PROXY IF SO DESIRED AT ANY TIME BEFORE IT IS VOTED.

By Order of the Board of Directors

/s/ Robert M. Shields, Jr.
Robert M. Shields, Jr.
Chairman of the Board and Chief Executive Officer
November 2, 2007
New York, New York

Appendix A

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (the “Merger Agreement”) is entered into as of [______________], 2007 by and between Piedmont Mining Company, Inc., a North Carolina corporation (“Piedmont Mining Company North Carolina”), and Piedmont Mining Company, Inc., a Nevada corporation (“Piedmont Mining Company Nevada”).

RECITALS

WHEREAS, Piedmont Mining Company Nevada is a corporation duly organized and existing under the laws of the State of Nevada, its Certificate of Incorporation having been filed with the Nevada Secretary of State on [______________], 2007;

WHEREAS, Piedmont Mining Company North Carolina is a corporation duly organized and existing under the laws of the State of North Carolina, Articles of Incorporation having been filed with the North Carolina Secretary of State on July 22, 1983;

WHEREAS, as of the date of this Merger Agreement Piedmont Mining Company Nevada has authority to issue two hundred million (200,000,000) shares of Common Stock, par value $0.001, of which one (1) share is issued and outstanding and owned by Piedmont Mining Company North Carolina, and fifty million (50,000,000) shares of Preferred Stock, par value $0.001, of which no shares are issued and outstanding;

WHEREAS, as of the date of this Merger Agreement Piedmont Mining Company North Carolina has authority to issue one hundred million (100,000,000) shares of Common Stock, no par value, of which 60,487,476 shares are issued and outstanding, and twenty-five million (25,000,000) shares of Preferred Stock, par value $1.00, of which no shares are issued and outstanding;

WHEREAS, the respective Boards of Directors of Piedmont Mining Company Nevada and Piedmont Mining Company North Carolina have determined that, for the purpose of effecting a reincorporation of Piedmont Mining Company North Carolina into Nevada, it is advisable and in the best interests of the two corporations and their shareholders that Piedmont Mining Company North Carolina merge with and into Piedmont Mining Company Nevada upon the terms and conditions hereinafter set forth;

WHEREAS, the respective Boards of Directors of Piedmont Mining Company Nevada and Piedmont Mining Company North Carolina, the shareholders of Piedmont Mining Company North Carolina and the sole stockholder of Piedmont Mining Company Nevada have adopted and approved this Merger Agreement;

AGREEMENT

NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, Piedmont Mining Company Nevada and Piedmont Mining Company North Carolina hereby agree to merge as follows:

1.           Merger.  Subject to the terms and conditions hereinafter set forth, on the Effective Date (as defined below), Piedmont Mining Company North Carolina shall be merged with and into Piedmont Mining Company Nevada, with Piedmont Mining Company Nevada surviving as a single corporation under the laws of Nevada with the name “Piedmont Mining Company, Inc.” (“Merger”).

2.           Effective Date.  The Merger shall become effective on such date as this Merger Agreement is filed with the Nevada Secretary of State in accordance with the applicable provisions of the Nevada Revised Statutes (the “Effective Date”).

3.           Surviving Documents.  Upon the Effective Date of the Merger, the Amended and Restated Articles of Incorporation of Piedmont Mining Company Nevada, as the surviving corporation, shall continue in full force and effect until unless changed or amended thereafter in accordance with the provisions thereof and applicable law. The Bylaws of Piedmont Mining Company Nevada, as the surviving corporation, as in effect on the Effective Date, will continue in full force and effect without change or amendment until changed, altered, or amended thereafter in accordance with the provisions thereof and applicable law.

4.           Directors and Officers.  Upon the Effective Date of the Merger, the directors and officers of Piedmont Mining Company North Carolina shall become the directors and officers of Piedmont Mining Company Nevada and any member of a committee of the Board of Directors shall become a member of such committee of Piedmont Mining Company Nevada.

5.           Succession.  Upon the Effective Date of the Merger, Piedmont Mining Company Nevada shall succeed all status, rights, privileges, liabilities, powers, property, franchises and every other interest of Piedmont Mining Company North Carolina in such manner and in accordance with Section 250 of the Nevada Revised Statutes.

6.           Conversion of Piedmont Mining Company North Carolina Securities.  Upon the Effective Date of the Merger, without action on the part of any holder thereof, each issued and outstanding security of Piedmont Mining Company North Carolina shall convert as follows:

  (i)           Common Stock.  Each issued and outstanding share of Common Stock of Piedmont Mining Company North Carolina shall convert into one fully-paid and non-assessable share of Piedmont Mining Company Nevada Common Stock;

  (ii)          Options, Warrants, Convertible Securities and All Other Rights to Purchase Stock.  Each issued and outstanding option, warrant, convertible security or other right to purchase shares of Common Stock of Piedmont Mining Company North Carolina, shall be converted into such an option, warrant, convertible security or other right to purchase shares of Common Stock of Piedmont Mining Company Nevada, upon the same terms and subject to the same conditions as set forth in the original agreements, documents, certificates or other instruments issued by Piedmont Mining Company North Carolina evidencing said options, warrants, convertible securities or other rights, as may be applicable.  Such applicable number of Common Stock shares shall be reserved for issuance by Piedmont Mining Company Nevada for purposes of such options, warrants, convertible securities or other rights as so reserved by Piedmont Mining Company North Carolina on the Effective Date to acquire Common Stock.  On the Effective Date, Piedmont Mining Company Nevada shall assume all obligations of Piedmont Mining Company North Carolina pertaining to options, warrants, convertible securities or other rights to purchase shares of Common Stock.

7.           Stock Certificates.  On and after the Effective Date, all of the outstanding certificates which prior to that time represented shares of Piedmont Mining Company North Carolina shall be deemed for all purposes to evidence ownership of and to represent shares of Piedmont Mining Company Nevada into which the shares of the Piedmont Mining Company North Carolina represented by such certificates have been converted as herein provided.  The registered owner on the books and records of Piedmont Mining Company North Carolina or its transfer agent of any such outstanding stock certificate shall have and shall be entitled, until such certificate shall have been surrendered for transfer or otherwise accounted for to Piedmont Mining Company North Carolina or its transfer agent, to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon the shares of Piedmont Mining Company Nevada evidenced by such outstanding certificate as above provided.

8.            Stock Option/Equity Incentive Plans.  On the Effective Date, Piedmont Mining Company Nevada will assume all obligations of Piedmont Mining Company North Carolina under any and all stock option plan, equity incentive plan or such other benefit plan with respect to which rights or accrued benefits are outstanding.

9.            Outstanding Common Stock of Piedmont Mining Company Nevada.  Upon the Effective Date, the one (1) share of Piedmont Mining Company Nevada Common Stock issued and outstanding in the name of Piedmont Mining Company North Carolina shall be cancelled and retired, with such shares resuming the status of authorized and unissued shares of Piedmont Mining Company Nevada , and no other shares of Common Stock or other securities of Piedmont Mining Company Nevada shall be issued in respect thereof.

10.         Covenants of Piedmont Mining Company Nevada.  On or before the Effective Date, Piedmont Mining Company Nevada covenants and agrees that it will (i) qualify to do business in the State of North Carolina and (ii) file any and all documents or instruments necessary to assume the franchise tax liability(ies) of Piedmont Mining Company North Carolina in connection with filing the Merger Agreement in North Carolina.

11.         Rights and Duties of Piedmont Mining Company Nevada.  On the Effective Date and for all purposes the separate existence of Piedmont Mining Company North Carolina shall cease and shall be merged with and into Piedmont Mining Company Nevada which, as the surviving corporation, shall thereupon and thereafter possess all the rights, privileges, immunities, licenses and franchises (whether of a public or private nature) of Piedmont Mining Company North Carolina; and all property (real, personal and mixed), all debts due on whatever account, all causes in action, and all and every other interest of or belonging to or due to Piedmont Mining Company North Carolina shall continue and be taken and deemed to be transferred to and vested in Piedmont Mining Company Nevada without further act or deed; and the title to any real estate, or any interest therein, vested in Piedmont Mining Company North Carolina shall not revert or be in any way impaired by reason of such Merger; and Piedmont Mining Company Nevada shall thenceforth be responsible and liable for all the liabilities and obligations of Piedmont Mining Company North Carolina; and, to the extent permitted by law, any claim existing, or action or proceeding pending, by or against Piedmont Mining Company North Carolina may be prosecuted as if the Merger had not taken place, or Piedmont Mining Company Nevada may be substituted in the place of such corporation.  Neither the rights of creditors nor any liens upon the property of Piedmont Mining Company Nevada shall be impaired by the Merger.  If at any time Piedmont Mining Company Nevada shall consider or be advised that any further assignment or assurances in law or any other actions are necessary or desirable to vest the title of any property or rights of Piedmont Mining Company North Carolina in Piedmont Mining Company Nevada according to the terms hereof, the officers and directors of Piedmont Mining Company Nevada are empowered to execute and make all such proper assignments and assurances and do any and all other things necessary or proper to vest title to such property or other rights in Piedmont Mining Company Nevada, and otherwise to carry out the purposes of this Merger Agreement.

12.         Amendment.  At any time prior to or after approval of the Merger and adoption of the Merger Agreement by the shareholders of Piedmont Mining Company North Carolina, this Merger Agreement may be amended in any manner as may be determined in the judgment of the respective Board of Directors of Piedmont Mining Company North Carolina and Piedmont Mining Company Nevada to be necessary, desirable or expedient to effect or further facilitate the Merger or purposes and intent of the Merger Agreement.

13.         Abandonment.  At any time prior to the Effective Date, this Merger Agreement may be terminated and the Merger transaction abandoned by resolution of the Board of Directors of either Piedmont Mining Company Nevada, Piedmont Mining Company North Carolina or both, notwithstanding approval of this Merger Agreement by the sole stockholder of Piedmont Mining Company Nevada and the shareholders of Piedmont Mining Company North Carolina.

14.         Service of Process.  Piedmont Mining Company Nevada agrees that it may be served with process in the State of Nevada in any proceeding for enforcement of any obligation of Piedmont Mining Company North Carolina as well as for enforcement of any obligation of Piedmont Mining Company Nevada arising from the Merger, including any suit or other proceeding to enforce the rights of any stockholders as determined in appraisal proceedings pursuant to Section 490 of the Nevada Revised Statutes, and irrevocably appoints the Secretary of State of Nevada as its agent to accept service of process in any such suit or proceeding.  The Secretary of State shall mail any such process to: Piedmont Mining Company 18124 Wedge Parkway, Suite 214, Reno, Nevada 89511.

15.         Plan of Reorganization.  This Merger Agreement constitutes a plan of reorganization to be carried out in the manner, on the terms, and subject to the conditions herein set forth.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have executed this Merger Agreement as of the date first written above.

Piedmont Mining Company, Inc., a Nevada corporation

___________________________________________
Robert M. Shields, Jr. – Chief Executive Officer

___________________________________________

Piedmont Mining Company, Inc., a North Carolina corporation

___________________________________________
Robert M. Shields, Jr., Chief Executive Officer

___________________________________________

Appendix B

ARTICLES OF INCORPORATION

OF

PIEDMONT MINING COMPANY, INC.

ARTICLE I

Name.  The name of the corporation is:  Piedmont Mining Company, Inc.

ARTICLE II

Agent.  The resident agent name and street address in the State of Nevada is:

Robert M. Shields, Jr.
18124 Wedge Parkway, Suite 214
Reno, Nevada 89511

Office.  The corporation may also maintain offices for the transaction of any business at such other places within or without the State of Nevada.  Corporate business of every kind and nature may be conducted, and meetings of directors and stockholders held outside the State of Nevada, shall have the same effect as if held in the State of Nevada.

ARTICLE III

[Subject to Shareholder approval of Proposal 3 – If not approved, this Article III will be revised to reflect 200,000,000 shares of authorized Common Stock only.]

Authorized Shares.  The corporation is authorized to issue an aggregate total of 200,000,000 shares designated as “Common Stock”, par value $0.001, and 50,000,000 shares designated as “Preferred Stock,” par value $0.001.

Shares of Preferred Stock may be issued from time to time in one or more series.  The Board of Directors shall determine the designation of each series and the authorized number of shares of each series.  The Board of Directors is authorized to determine and alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of shares of preferred stock and to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any such series subsequent to the issue of shares of that series.  If the number of shares of any series of Preferred Stock shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

ARTICLE IV

Names and addresses of the Board of Directors. Names and addresses of the first members of the corporation’s Board of Directors are:

Name	Address
Robert M. Shields, Jr.	18124 Wedge Parkway, Suite 214 Reno, Nevada 89511
Ian C. MacDonald	18124 Wedge Parkway, Suite 214 Reno, Nevada 89511
Lewis B. Gustafson	18124 Wedge Parkway, Suite 214 Reno, Nevada 89511
Ralph W. Kettell, II	18124 Wedge Parkway, Suite 214 Reno, Nevada 89511
Pete Ingersoll	18124 Wedge Parkway, Suite 214 Reno, Nevada 89511

B-1

ARTICLE V

Duration. The duration of this Corporation is to be perpetual.

ARTICLE VI

Incorporator. The name and address of the incorporator of this corporation is:

Robert M. Shields, Jr.
18124 Wedge Parkway, Suite 214
Reno, Nevada 89511

ARTICLE VII

Action by Written Consent.  Any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting by written action signed by a majority of the Board of Directors then in office, except as to those matters which require stockholder approval, in which case the written action shall be signed by all members of the Board of Directors then in office.

ARTICLE VIII

No Cumulative Voting. No holder of stock of this corporation shall be entitled to any cumulative voting rights.

ARTICLE IX

No Pre-emptive Rights.  No holder of stock of this corporation shall have any preferential, pre-emptive, or other rights of subscription to any shares of any class or series of stock of this corporation allotted or sold or to be allotted or sold and now or hereafter authorized, or to any obligations or securities convertible into any class or series of stock of this corporation, nor any right of subscription to any part thereof.

ARTICLE X

[Subject to Shareholder approval of Proposal 4– If not approved, this Article X will be eliminated.]

Quorum for Meeting of Stockholders. A quorum shall exist at any meeting of stockholders if one-third (1/3) of the votes entitled to be cast is represented in person or by proxy.

ARTICLE XI

Indemnity.  The corporation shall, to the fullest extent legally permissible under the provisions of the Nevada Revised Statutes, as the same may be amended and supplemented, indemnify and hold harmless any and all persons whom it shall have power to indemnify under said provisions from and against any and all liabilities (including expenses) imposed upon or reasonably incurred by him or her in connection with any action, suit or other proceeding in which he or she may be involved or with which he or she may be threatened, or other matters referred to in or covered by said provisions both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director or officer of the corporation.  Such indemnification provided shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any Bylaw, Agreement or Resolution adopted by the stockholders entitled to vote thereon after notice.

ARTICLE XII

Directors and Officers Liability.  The personal liability of all of the directors and officers of the corporation is hereby eliminated to the fullest extent allowed as provided by the Nevada Revised Statutes, as the same may be supplemented and amended.

B-2

Appendix C

BYLAWS
OF
PIEDMONT MINING COMPANY, INC.
a Nevada corporation

ARTICLE 1.  OFFICES

1.1           Registered Office.  The registered office of Piedmont Mining Company, Inc. (the "corporation") shall be located at 18124 Wedge Parkway, Suite 214, Reno, Nevada 89511.

1.2           Locations of Offices.  The corporation may also have offices at such other places as the board of directors may from time to time determine or the business of the corporation may require.

ARTICLE 2.  STOCKHOLDERS

2.1           Annual Meeting.  The annual meeting of the stockholders shall be held at such time and place within or without the State of Nevada at such time as is designated by the board of directors and as is provided for in the notice of the meeting.  If the election of directors shall not be held on the day designated herein for the annual meeting of the stockholders or at any adjournment thereof, the board of directors shall cause the election to be held at a special meeting of the stockholders as soon thereafter as may be convenient.

2.2           Special Meeting.  Special meeting of the stockholders may be called by the board of directors, the chairman of the board, if one is so appointed, by the chief executive officer or president, or by any two directors.  At any time special meeting of the stockholders, only such business shall be conducted as shall have been stated in the notice of such special meeting.

2.3           Place of Meetings.  The board of directors may designate any place, either within or without the state of incorporation, as the place of meeting for any annual meeting or for any special meeting called by the board of directors.  A waiver of notice signed by all stockholders entitled to vote at a meeting may designate any place, either within or without the state of incorporation, as the place for the holding of such meeting.  If no designation is made or if a special meeting be otherwise called, the place of meeting shall be at the principal office of the corporation.

2.4           Notice of Meetings.  The secretary or assistant secretary, if any, shall cause notice of the time, place, and purpose or purpose of all meetings of the stockholders (whether annual or special), to be mailed at least 10 but not more than 60 days prior to the meeting, to each stockholder of record entitled to vote.

2.5           Waiver of Notice.  Any stockholder may waive notice of any meeting of stockholders (however called or noticed, whether or not called or noticed, and whether before, during, or after the meeting) by signing a written waiver of notice or a consent to the holding of such meeting or any approval of the minutes thereof.  Attendance at a meeting, in person or by proxy, shall constitute waiver of all defects of notice regardless of whether waiver, consent, or approval is signed or any objections are made, unless attendance is solely for the purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.  All such waivers, consents, or approvals shall be made a part of the minutes of the meeting.

2.6           Fixing Records Date.  For the purpose of (i) determining stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting; (ii) stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or entitled to exercise any rights in respect to any change, conversion, or exchange of stock; or (iii) for the purpose of any other lawful action, the board of directors may fix in advance a date as the record date for any such determination of stockholders, such date in any case to be not more than 60 days and, in case of a meeting of stockholders, not less than 10 days prior to the date on which the particular action requiring such determination of stockholders is to be taken.  If no record date is fixed for the determination of stockholders entitled to notice of or to vote as a meeting, the day preceding the date on which notice of meeting is mailed shall be the record date.  For any other purpose, the record date shall be the close of business on the date on which the resolution of the board of directors pertaining thereto is adopted.  When a determination of stockholders entitled to vote at any meeting of stockholders has been made as provided in this section, such determination shall apply to any adjournment thereof.  Failure to comply with this section shall not affect the validity of any action taken at a meeting of stockholders.

2.7           Voting Lists.  The officers of the corporation shall cause to be prepared from the stock ledger at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at such meeting or any adjournment thereof, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder.  Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the principal executive office of the corporation.  The list shall also be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any stockholder who is present.  The original stock ledger shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list required by this section, or the books of the corporation, or to vote in person or by proxy at any meeting of stockholders.

2.8           Quorum.  Unless otherwise provided in the Articles of Incorporation, stock representing a majority of the voting power of all outstanding stock of the corporation entitled to vote, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business, except as otherwise provided by statute or by the certificate of incorporation.  If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented.  At such reconvened meeting at which a quorum is present or represented, any business may be transacted which might have been transacted at the meeting as originally notified.  If the adjournment is for more than 30 days or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

2.9           Vote Required.  When a quorum is present at any meeting, the vote of the holders of one third of the outstanding stock having a majority of the voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one on which by express provision of the statutes of the state of Nevada or of the Articles of Incorporation a different vote is required, in which case such express provision shall govern and control the decision of such question.

2.10         Voting of Stock.  Unless otherwise provided in the Articles of Incorporation, each stockholder shall at every meeting of the stockholders be entitled to one vote in person or by proxy for each share of the capital stock having voting power held by such stockholder, subject to the modification of such voting rights of any class or classes of the corporation's capital stock by the certificate or incorporation.

2.11         Proxies.  At each meeting of the stockholders, each stockholder entitled to vote shall be entitled to vote in person or by proxy; provided, however, that the right to vote by proxy shall exist only in case the instrument authorizing such proxy to act shall have been executed in writing by the registered holder or holders of such stock, as the case may be, as shown on the stock ledger of the corporation or by his attorney thereunto duly authorized in writing.  Such instrument authorizing a proxy to act shall be delivered at the beginning of such meeting to the secretary of the corporation or to such other officer or person who may, in the absence of the secretary, be acting as secretary of the meeting.  In the event that any such instrument shall designate two or more persons to act as proxy, a majority of such persons present at the meeting, or if only one be present, that one shall (unless the instrument shall otherwise provide) have all of the powers conferred by the instrument on all persons so designated.  Persons holding stock in a fiduciary capacity shall be entitled to vote the stock so held, and the persons whose shares are pledged shall be entitled to vote, unless the transfer by the pledgor in the books and records of the corporation shall have expressly empowered the pledgee to vote thereon, in which case the pledgee, or his proxy, may represent such stock and vote thereon.  No proxy shall be voted or acted on after three years from its date, unless the proxy provides for a longer period.

2.12         Nomination of Directors.  Only persons who are nominated in accordance with the procedures set forth in this section shall be eligible for election as directors.  Nominations of persons for election to the board of directors of the corporation may be made at a meeting of stockholders at which directors are to be elected only (a) by or at the direction of the board of directors or (b) by any stockholder of the corporation entitled to vote for the election of directors at a meeting who complies with the notice procedures set forth in this section.  Such nominations, other than those made by or at the direction of the board of directors, shall be made by timely notice in writing to the secretary of the corporation.  To be timely, a stockholder's notice must be delivered or mailed to and received at the principal executive offices of the corporation not less than 30 days prior to the date of the meeting; provided, in the event that less than 40 days' notice of the date of the meeting is given or made to stockholders, to be timely, a stockholder's notice must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed.  Such stockholder's notice shall set forth (a) as to each person whom such stockholder proposed to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to regulation 14A under the Securities Exchange Act of 1934, as amended (including each such person's written consent to serve as a director if elected); and (b) as to the stockholder giving the notice (i) the name and address of such stockholder as it appears on the corporation's books, and (ii) the class and number of shares of the corporation's capital stock that are beneficially owned by such stockholder.  At the request of the board of directors, any person nominated by the board of directors for election as a director shall furnish to the secretary of the corporation that information required to be set forth in a stockholder's notice of nomination which pertains to the nominee.  No person shall be eligible for election as a director of the corporation unless nominated in accordance with the provisions of this section.  The officer of the corporation or other person presiding at the meeting shall, if the facts so warrant, determine and declare to the meeting that a nomination was not made in accordance with such provisions, and if such officer should so determine, such officer shall so declare to the meeting, and the defective nomination shall be disregarded.

2.13         Inspectors of Election.  There shall be appointed two inspectors of the vote.  Such inspectors shall first take and subscribe an oath or affirmation faithfully to execute the duties of inspector at such meeting with strict impartiality and according to the best of their ability.  Unless appointed in advance of any such meeting by the board of directors, such inspectors shall be appointed for the meeting by the presiding officer.  No director or candidate for the officer of director shall be appointed as such inspector.  Such inspectors shall be responsible for tallying and certifying each vote required to be tallied and certified by them as provided in the resolution of the board of directors appointing them or in their appointment by the person presiding at such meeting, as the case may be.

2.14         Election of Directors.  At all meetings of the stockholders at which directors are to be elected, except as otherwise set forth in any preferred stock designation (as defined in the Articles of Incorporation) with respect to the right of the holders of any class or series of preferred stock to elect additional directors under specified circumstances, directors shall be elected by a plurality of the votes cast at the meeting.  The election need not be by ballot unless any stockholder so demands before the voting begins.  Except as otherwise provided by law, the Articles of Incorporation, any preferred stock designation, or these bylaws, all matters other than the election of directors submitted to the stockholders at any meeting shall be decided by a majority of the votes cast with respect thereto.

2.15         Business at Annual Meeting.  At any annual meeting of the stockholders, only such business shall be conducted as shall have been brought before the meeting (a) by or at the direction of the board of directors or (b) by any stockholder of the corporation who is entitled to vote with respect thereto and who complies with the notice procedures set forth in this section.  For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the secretary of the corporation.  To be timely, a stockholder's notice shall be delivered or mailed to and received at the principal executive offices of the corporation not less than 30 days prior to the date of the annual meeting; provided, in the event that less than 40 days' notice of the date of the meeting is given or made to stockholders, to be timely, a stockholder's notice shall be so received not later than the close of business on the 10th day following the day on which such notice of the date of the annual meeting was mailed.  A stockholder's notice to the secretary shall set forth as to each matter such stockholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (b) the name and address, as they appear on the corporation's books, of the stockholder proposing such business, (c) the class and number of shares of the corporation's capital stock that are beneficially owned by such stockholder, and (d) any material interest of such stockholder in such business.  Notwithstanding anything in these bylaws to the contrary, no business shall be brought before or conducted at an annual meeting except in accordance with the provisions of this section.  The officer of the corporation or other person presiding at the annual meeting shall, if the facts so warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with such provisions, and if such presiding officer should so determine and declare to the meeting that business was not properly brought before the meeting in accordance with such provisions and if such presiding officer should so determine, such presiding officer shall so declare to the meeting, and any such business so determined to be not properly brought before the meeting shall not be transacted.

2.16         Business at Special Meeting.  At any special meeting of the stockholders, only such business shall be conducted as shall have been stated in the notice of such special meeting.

2.17         Written Consent to Action by Stockholders. Unless otherwise provided in the Articles of Incorporation, any action required to be taken at any annual or special meeting of stockholders of the corporation, or any action which may be taken at any annual or special meeting of such stockholders may be taken without a meeting, without prior notice, and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.  Prompt notice of the taking of the corporation action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

2.18         Procedure for Meetings.  Meeting of the stockholders shall be conducted pursuant to such reasonable rules of conduct and protocol as the board of directors may prescribe or, if no such rules are prescribed, in accordance with the most recent published edition of ROBERT'S RULES OF ORDER.

ARTICLE 3.  DIRECTORS

3.1           General Powers.  The business of the corporation shall be managed under the direction of its board of directors, which may exercise all such powers of the corporation and do all such lawful acts and things as are not by statute or by the Articles of Incorporation or by these bylaws directed or required to be exercised or done by the stockholders.

3.2           Number, Term, and Qualifications.  The number of directors which shall constitute the board, subject to the limitations set forth in the Articles of Incorporation, shall be determined by resolution of a majority of the total number of directors if there were no vacancies (the "Whole Board") or by the stockholders at the annual meeting of the stockholders or a special meeting called for such purpose, except as provided in section 3.3 of this article, and each director elected shall hold office until his successor is elected and qualified.  Directors need not be residents of the state of incorporation or stockholders of the corporation.  Initially the corporation shall have five directors.

3.3           Vacancies and Newly Created Directorships.  Vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, though less than a quorum of the Whole Board, or by a sole remaining director, and the directors so chosen shall hold office until the next annual election and until their successors are duly elected and qualified.  If there are no directors in office, then an election of directors may be held in the manner provided by statute.

3.4           Regular Meetings.  A regular meeting of the board of directors shall be held without other notice than this bylaw immediately following and at the same place as the annual meeting of stockholders.  The board of directors may provide by resolution the time and place, either within or without the state of incorporation, for the holding of additional regular meetings without other notice than such resolution.

3.5           Special Meetings.  Special meetings of the board of directors may be called by or at the request of the president, vice president, or any two directors.  The person or persons authorized to call special meetings of the board of directors may fix any place, either within or without the state of incorporation, as the place for holding any special meeting of the board of directors called by them.

3.6           Meetings by Telephone Conference Call.  Members of the board of directors may participate in a meeting of the board of directors or a committee of the board of directors by means of conference telephone or similar communication equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this section shall constitute presence in person at such meeting.

3.7           Notice.  Notice of any special meeting shall be given at least 24 hours prior thereto by written notice delivered personally or sent by facsimile transmission confirmed by registered mail or certified mail, postage prepaid, or by overnight courier to each director.  Each director shall register his or her address and telephone number(s) with the secretary for purpose of receiving notices.  Any such notice shall be deemed to have been given as of the date so personally delivered or sent by facsimile transmission or as of the day following dispatch by overnight courier.  Any director may waive notice of any meeting.  Attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting solely for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened.  An entry of the service of notice given in the manner and at the time provided for in this section may be made in the minutes of the proceedings of the board of directors, and such entry, if read and approved at a subsequent meeting of the board of directors, shall be conclusive on the issue of notice.

3.8           Quorum.  A majority of the Whole Board shall constitute a quorum for the transaction of business at any meeting of the board of directors, provided, that the directors present at a meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors if any action taken is approved by a majority of the required quorum for such meeting.  If less than a majority is present at a meeting, a majority of the directors present may adjourn the meeting from time to time without further notice.

3.9           Manner of Acting.  The act of a majority of the directors present at a meeting at which a quorum is present shall be the act of the board of directors, and individual directors shall have no power as such.

3.10         Compensation.  By resolution of the board of directors, the directors may be paid their expenses, if any, of attendance at each meeting of the board of directors and may be paid a fixed sum for attendance at each meeting of the board of directors or a stated salary as director.  No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor.

3.11         Presumption of Assent.  A director of the corporation who is present at a meeting of the board of directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless his dissent shall be entered in the minutes of the meeting, unless he shall file his written dissent to such action with the person acting as the secretary of the meeting before the adjournment thereof, or unless he shall forward such dissent by registered or certified mail to the secretary of the corporation immediately after the adjournment of the meeting.  Such right to dissent shall not apply to a director who voted in favor of such action.

3.12         Resignations.  A director may resign at any time by delivering a written resignation to either the president, a vice president, the secretary, or assistant secretary, if any.  The resignation shall become effective on giving of such notice, unless such notice specifies a later time for the effectiveness of such resignation.

3.13         Written Consent to Action by Directors.  Any action required to be taken at a meeting of the directors of the corporation or any other action which may be taken at a meeting of the directors or of a committee, may be taken without a meeting, if a consent in writing, setting forth the action so taken, shall be signed by all of the directors, or all of the members of the committee, as the case may be.  Such consent shall have the same legal effect as a unanimous vote of all the directors or members of the committee.

3.14          Removal.  Subject to any limitations set forth in the Articles of Incorporation, at a meeting expressly called for that purpose, one or more directors may be removed by a vote of a majority of the shares of  outstanding stock entitled to vote at an election of directors.

ARTICLE 4.  OFFICERS

4.1           Number.  The officers of the corporation shall be a chief executive officer, chief operating officer, president, vice president of corporate development, chief financial officer, as shall be determined by resolution of the board of directors, a secretary, a treasurer, and such other officers as may be appointed by the board of directors.  The board of directors may elect, but shall not be required to elect, a chairman of the board, and the board of directors may appoint a general manager.

4.2           Election, Term of Office, and Qualifications.  The officers shall be chosen by the board of directors annually at its annual meeting.  In the event of failure to choose officers at an annual meeting of the board of directors, officers may be chosen at any regular or special meeting of the board of directors.  Each such officer (whether chosen at an annual meeting of the board of directors to fill a vacancy or otherwise) shall hold his office until the next ensuing annual meeting of the board of directors and until his successor shall have been chosen and qualified, or until his death until his resignation or removal in the manner provided in these bylaws.  Any one person may hold any two or more of such offices, except that the president shall not also be the secretary.  No person holding two or more offices shall execute any instrument in the capacity of more than one office.  The chairman of the board, if any, shall be and remain director of the corporation during the term of his office.  No other officer need be a director.

4.3           Subordinate Officers, Etc.  The board of directors from time to time may appoint such other officers or agents as it may deem advisable, each of whom shall have such title, hold office for such period, have such authority, and perform such duties as the board of directors from time to time may determine.  The board of directors from time to time may delegate to any officer or agent the power to appoint any such subordinate officer or agents and to prescribe their respective titles, terms of office, authorities, and duties.  Subordinate officers need not be stockholders or directors.

4.4           Resignations.  Any officer may resign at any time by delivering a written resignation to the board of directors, the president, or the secretary. Unless otherwise specified therein, such resignation shall take effect on delivery.

4.5           Removal.  Any officer may be removed from office at any special meeting of the board of directors called for that purpose or at a regular meeting, by the vote of a majority of the directors, with or without cause.  Any officer or agent appointed in accordance with the provisions of section 4.3 hereof may also be removed, either with or without cause, by any officer on whom such power of removal shall have been conferred by the board of directors.

4.6           Vacancies and Newly Created Offices.  If any vacancy shall occur in any office by reason of death, resignation, removal, disqualification, or any other cause or if a new office shall be created, then such vacancies or newly created offices may be filled by the board of directors at any regular of special meeting.

4.7           The Chairman of the Board.  The chairman of the board, if there be such an officer, shall have the following powers and duties: (a) He shall preside at all stockholders' meetings; (b) He shall preside at all meetings of the board of directors; and (c) He shall be a member of the executive committee, if any.

4.8           The Chief Executive Officer.  The chief executive officer of the corporation shall have the same powers and duties as the president, as described below, and, in addition, shall have such powers and duties as may be directed by the board of directors of the corporation from time to time.

4.9           The President.  The president shall have the following powers and duties: (a) He shall be the chief executive officer of the corporation and, subject to the direction of the board of directors, shall have general charge of the business, affairs, and property of the corporation and general supervision over its officers, employees, and agents; (b) If no chairman of the board has been chosen or if such officer is absent or disabled, he shall preside at meetings of the stockholders and board of directors; (c) He shall be a member of the executive committee, if any; (d) He shall be empowered to sign certificates representing stock of the corporation, the issuance of which shall have been authorized by the board of directors; and (e) He shall have all power and perform all duties normally incident to the office of a president of a corporation and shall exercise such other powers and perform such other duties as from time to time may be assigned to him by the board of directors.

4.10         The Vice-Presidents.  The board of directors may, from time to time, designate and elect one or more vice-presidents, one of whom may be designated to serve as executive vice-president.  Each vice-president shall have such powers and perform such duties as from time to time may be assigned to him by the board of directors or the president.  At the request or in the absence or disability of the president, the executive-vice president or, in the absence or disability of the executive vice-president, the vice-president designated by the board of directors or (in the absence of such designation by the board of directors) by the president, as senior vice-president, may perform all the duties of the president, and when so acting, shall have all the powers of, and be subject to all the restrictions on, the president.

4.11         The Secretary.  The secretary shall have the following powers and duties:  (a) He shall keep or cause to be kept a record of all of the proceedings of the meetings of the stockholders and of the board of directors in books provided for that purpose; (b) He shall cause all notices to be duly given in accordance with the provisions of these bylaws and as required by statute; (c) He shall be the custodian of the records and of the seal of the corporation, and shall cause such seal (or a facsimile thereof) to be affixed to all certificates representing stock of the corporation prior to the issuance thereof and to all instruments, the execution of which on behalf of the corporation under its seal shall have been duly authorized in accordance with these bylaws, and when so affixed, he may attest the same; (d) He shall see that the books, reports, statements, certificates, and other documents and records required by statute are properly kept and filed; (e) He shall have charge of the stock ledger and books of the corporation and cause such books to be kept in such manner as to show at any time the amount of the stock of the corporation of each class issued and outstanding, the manner in which and the time when such stock was paid for, the names alphabetically arranged and the addresses of the holders of record thereof, the amount of stock held by each older and time when each became such holder of record; and he shall exhibit at all reasonable times to any director, on application, the original or duplicate stock ledger.  He shall cause the stock ledger referred to in section 6.4 hereof to be kept and exhibited at the principal office of the corporation, or at such other place as the board of directors shall determine, in the manner and for the purpose provided in such section; (f) He shall be empowered to sign certificates representing stock of the corporation, the issuance of which shall have been authorized by the board of directors; and (g) He shall perform in general all duties incident to the office of secretary and such other duties as are given to him by these bylaws or as from time to time may be assigned to him by the board of directors or the president.

4.12         The Treasurer.  The treasurer shall have the following powers and duties:  (a) He shall have charge and supervision over and be responsible for the monies, securities, receipts, and disbursements of the corporation; (b) He shall cause the monies and other valuable effects of the corporation to be deposited in the name and to the credit of the corporation in such banks or trust companies or with such banks or other depositories as shall be selected in accordance with section 4.3 hereof; (c) He shall cause the monies of the corporation to be disbursed by checks or drafts (signed as provided in section 5.4 hereof) drawn on the authorized depositories of the corporation, and cause to be taken and preserved property vouchers for all monies disbursed; (d) He shall render to the board of directors or the president, whenever requested, a statement of the financial condition of the corporation and of all of his transactions as treasurer, and render a full financial report at the annual meeting of the stockholders, if called on to do so; (e) He shall cause to be kept correct books of account of all the business and transactions of the corporation and exhibit such books to any directors on request during business hours; (f) He shall be empowered from time to time to require from all officers or agents of the corporation reports or statements giving such information as he may desire with respect to any and all financial transactions of the corporation; (g) He shall perform in general all duties incident to the office of treasurer ad such other duties as are give to him by these bylaws or as from time to time may be assigned to him by the board of directors or the president; and (h) He shall, in the absence of the designation to the contrary by the board of directors, act as the chief financial officer and/or principal accounting officer of the corporation.

4.13         Salaries.  The salaries or other compensation of the officers of the corporation shall be fixed from time to time by the board of directors, except that the board of directors may delegate to any person or group of persons the power to fix the salaries or other compensation of any subordinate officers or agents appointed in accordance with the provisions of section 4.3 hereof.  no officer shall be prevented from receiving any such salary or compensation by reason of the fact that he is also a director of the corporation.

4.14         Surety Bonds.  In case the board of directors shall so require, any officer or agent of the corporation shall execute to the corporation a bond in such sums and with such surety or sureties as the board of directors may direct, conditioned on the faithful performance of his duties to the corporation, including responsibility for negligence and for the accounting of all property, monies, or securities of the corporation which may come into his hands.

ARTICLE 5.  EXECUTION OF INSTRUMENTS, BORROWING OF
MONEY, AND DEPOSIT OF CORPORATE FUNDS

5.1           Execution of Instruments.  Subject to any limitation contained in the Articles of Incorporation or these bylaws, the president or any vice-president may, in the name and on behalf of the corporation, execute and deliver any contract or other instrument authorized in writing by the board of directors.  The board of directors may, subject to any limitation contained in the Articles of Incorporation or in these bylaws, authorize in writing any officer or agent to execute and deliver any contract or other instrument in the name and on behalf of the corporation; any such authorization may be general or confined to specific instances.

5.2           Loans.  No loan or advance shall be contracted on behalf of the corporation, no negotiable paper or other evidence of its obligation under any loan or advance shall be issued in its name, and no property of the corporation shall be mortgaged, pledged, hypothecated, transferred, or conveyed as security for the payment of any loan, advance, indebtedness, or liability of the corporation, unless and except as authorized by the board of directors.  Any such authorization may be general or confined to specific instances.

5.3           Deposits.  All monies of the corporation not otherwise employed shall be deposited form time to time to its credit in such banks or trust companies or with such bankers or other depositories as the board of directors may select or as from time to time may be selected by any officer or agent authorized to do so by the board of directors.

5.4           Checks, Drafts, Etc.  All notes, drafts, acceptances, checks, endorsements, and, subject to the provisions of these bylaws, evidences of indebtedness of the corporation shall be signed by such officer or officers or such agent or agents of the corporation and in such manner as the board of directors from time to time may determine.  Endorsements for deposits to the credit of the corporation in any of its duly authorized depositories shall be in such manner as the board of directors from time to time may determine.

5.5           Bonds and Debentures.  Every bond or debenture issued by the corporation shall be evidenced by an appropriate instrument which shall be signed by the president or a vice president and by the secretary and sealed with the seal of the corporation.  The seal may be a facsimile, engraved or printed.  Where such bond or debenture is authenticated with the manual signature of an authorized officer of the corporation or other trustee designated by the indenture of trust or other agreement under which such security is issued, the signature of any of the corporation's officers named thereon may be a facsimile.  in case any officer who signed or whose facsimile signature has been used on any such bond or debenture shall cease to be an officer of the corporation for any reason before the same has been delivered by the corporation, such bond or debenture may nevertheless be adopted by the corporation and issued and delivered as through the person who signed it or whose facsimile signature has been used thereon had not ceased to be such officer.

5.6           Sale, Transfer, Etc.  of Securities.  Sales, transfers, endorsements, and assignments of stocks, bonds, and other securities owned by or standing in the name of the corporation and the execution and delivery on behalf of the corporation of any and all instruments in writing incident to any such sale, transfer, endorsement, or assignment shall be effected by the president or by any vice-president and the secretary or assistant secretary, or by any officer or agent thereunto authorized by the board of directors.

5.7           Proxies.  Proxies to vote with respect to stock of other corporations owned by or standing in the name of the corporation shall be executed and delivered on behalf of the corporation or by any officer or agent thereunder authorized by the board of directors.

ARTICLE 6.  CAPITAL STOCK

6.1           Stock Certificates.  Every holder of stock in the corporation shall be entitled to have a certificate, signed by the president or any vice-president and the secretary or assistant secretary, and sealed with the seal (which may be a facsimile, engraved or printed) of the corporation, certifying the number and kind, class, or series of stock owned by him in the corporation; provided, however, that where such a certificate is countersigned by (a) a transfer agent or an assistant transfer agent, or (b) registered by a registrar, the signature of any such president, vice-president, secretary, or assistant secretary may be a facsimile.  In case any officer who shall have signed or whose facsimile signature or signatures shall have been used on any such certificate shall cease to be such officer of the corporation, for any reason, before the delivery of such certificate by the corporation, such certificate may nevertheless be adopted by the corporation and be issued and delivered as though the person who signed it or whose facsimile signature or signatures shall have been used thereon has not ceased to be such officer.  Certificates representing stock of the corporation shall be in such form as provided by the statutes of the state of incorporation.  There shall be entered on the stock books of the corporation at the time of issuance of each share, the number of the certificate issued, the name and address of the person owning the stock represented thereby, the number and kind, class, or series of such stock, and the date of issuance thereof.  Every certificate exchanged or returned to the corporation shall be marked "canceled" with the date of cancellation.

6.2           Transfer of Stock.  Transfers of stock of the corporation shall be made on the books of the corporation by the holder of record thereof or by his attorney thereunto duly authorized by a power of attorney duly executed in writing and filed with the secretary of the corporation or any of its transfer agents, and on surrender of the certificate or certificates, properly endorsed or accompanied by proper instruments or transfer, representing such stock.  Except as provided by law, the corporation and transfer agents and registrars, if any, shall be entitled to treat the holder of record of any stock as the absolute owner thereof for all purposes, and accordingly shall not be bound to recognize any legal, equitable, or other claim to or interest in such stock on the part of any other person whether or not it or they shall have express or other notice thereof.

6.3           Regulations.  Subject to the provisions of the Articles of Incorporation, the board of directors may make such rules and regulations as they may deem expedient concerning the issuance, transfer, redemption, and registration of certificates for stock of the corporation.

6.4           Maintenance of Stock Ledger at Principal Place of Business.  A stock ledger (or ledgers where more than one kind, class, or series of stock is outstanding) shall be kept at the principal place of business of the corporation, or at such other place as the board of directors shall determine, containing the names alphabetically arranged of original stock holders of the corporation, their addresses, their interest, the amount paid on their shares, and all transfers thereof and the number and class of stock held by each.  Such stock ledgers shall at all reasonable hours be subject to inspection by persons entitled by law to inspect the same.

6.5           Transfer Agents and Registrars.  The board of directors may appoint one or more transfer agents and one or more registrars with respect to the certificates representing stock of the corporation and may require all such certificates to bear the signature of either or both.  The board of directors may from time to time define the respective duties of such transfer agents and registrars.  No certificate for stock shall be valid until countersigned by a transfer agent, if at the date appearing thereon the corporation had a transfer agent for such stock, and until registered by a registrar, if at such date the corporation had a registrar for such stock.

6.6           Closing of Transfer Books and Fixing of Record Date.

    (a)          The board of directors shall have power to close the stock ledgers of the corporation for a period of not to exceed 60 days preceding the date of any meeting of stockholders, the date for payment of any dividend, the date for the allotment of rights, or the date when any change or conversion or exchange of capital stock shall go into effect, or a date in connection with obtaining the consent of stockholders for any purpose.

    (b)          In lieu of closing the stock ledgers as aforesaid, the board of directors may fix in advance a date, not less than 10 days and not exceeding 60 days preceding the date of any meeting of stockholders, the date for the payment of any dividend, the date for the allotment of rights, the date when any change or conversion or exchange of capital stock shall go into effect, a date in connection with obtaining any such consent, as a record date for the determination of the stockholders entitled to a notice of, and to vote at, any such meeting and any adjournment thereof, entitled to receive payment of any such dividend, to any such allotment of rights, to exercise the rights in respect of any such change, conversion or exchange of capital stock, or to give such consent.

 (c)          If the stock ledgers shall be closed or a record date set for the purpose of determining stockholders entitled to notice of, or to vote at, a meeting of stockholders, such books shall be closed for or such record date shall be at least ten days immediately preceding such meeting.

6.7           Lost or Destroyed Certificates.  The corporation may issue a new certificate for stock of the corporation in place of any certificate theretofore issued by it, alleged to have been lost or destroyed, and the board of directors may, in its discretion, require the owner of the lost or destroyed certificate or his legal representatives to give the corporation a bond in such form and amount as the board of directors may direct and with such surety or sureties as may be satisfactory to the board, and to indemnify the corporation and its transfer agents and registrars, if any, against any claims that may be made against it or any such transfer agents and registrars, if any, against any claims that may be made against it or any such transfer agent or registrar on account of the issuance of such new certificate.  A new certificate may be issued without requiring any bond when, in the judgment of the board of directors, it is proper to do so.

ARTICLE 7.  EXECUTIVE COMMITTEE AND OTHER COMMITTEES

7.1           Executive Committee.  The board of directors, by resolution adopted by a majority of the Whole Board, may appoint from its membership an executive committee of not less than three members (whose members shall include the chairman of the board if any, and the president, one of whom shall act as chairman of the executive committee, as the board may designate).  The board of directors shall have the power at any time to dissolve the executive committee, to change the membership thereof, and to fill vacancies thereon.  When the board of directors is not in session, the executive committee shall have and may exercise all of the powers vested in the board of directors, except the following powers: to fill vacancies in the board of directors; to declare dividends or other distributions to stockholders; to adopt, amend, or repeal the Articles of Incorporation or these bylaws' to approve any action that also requires stockholder approval; to amend or repeal any resolution of the board of directors which by its express terms is not so amendable or repealable; to fix the compensation of directors for serving on the board of directors or on any committee; to adopt an agreement of merger or consolidation under any provision of applicable law, to recommend to the stockholders the sale, lease, or exchange of all or substantially all of the Corporation's property and assets; to recommend to stockholders a dissolution of the Corporation or a revocation of a dissolution; to recommend to stockholders an amendment of bylaws; to authorize the issuance of stock (provided that the executive committee may determine the number of shares of stock not in excess of the number of authorized to be issued by the board of directors and the amount of consideration for which such shares shall be issued); and to enter into any merger into or with another entity as permitted by applicable law.

7.2           Other Committees.  The board of directors, by resolution adopted by a majority of the Whole Board, may appoint such other committees as it may, from time to time, deem proper and may determine the number of member, frequency of meetings, and duties thereof.

7.3           Proceedings.  The executive committee and such other committees as may be designated hereunder by the board of directors may fix their own presiding and recording officer or officers and may meet at such place or places, at such time or times, and on such notice (or without notice) as it shall determine from time to time.  Each committee may make rules for the conduct of its business as it shall from time to time deem necessary.  It will keep a record of its proceedings and shall report such proceedings to the board of directors at the meeting of the board of directors next following.

7.4           Quorum and Manner of Acting.  At all meetings of the executive committee and of such other committees as may be designated hereunder by the board of directors, the presence of members constituting a majority of the total authorized membership of the committee shall be necessary and sufficient to constitute a quorum for the transaction of business, and the act of a majority of the members present at any meeting at which a quorum is present shall be the act of such committee.  The members of the executive committee and of such other committees as may be designated hereunder by the board of directors shall act only as a committee, and the individual members thereof shall have no powers as such.

7.5           Resignations.  Any member of the executive committee and of such other committees as may be designated hereunder by the board of directors may resign at any time by delivering a written resignation to either the president, the secretary, or assistant secretary, or to the presiding officer of the committee of which he is a member, if any shall have been appointed and shall be in office.  Unless otherwise specified therein, such registration shall take effect on delivery.

7.6           Removal.  The board of directors may, by resolution adopted by a majority of the Whole Board, at any time remove any member of the executive committee or of any other committee designated by it hereunder either for or without cause.

7.7           Vacancies.  If any vacancy shall occur in the executive committee or of any other committee designated by the board of directors hereunder, by reason of disqualification, death, resignation, removal, or otherwise, the remaining members shall, until the filling of such vacancy, constitute the then total authorized membership of the committee and continue to act, unless such committee consisted of more than one member prior to the vacancy or vacancies and is left with only one member as a result thereof.  Such vacancy may be filled at any meeting of the Whole Board.

7.8           Compensation.  The Whole Board may allow a fixed sum and expenses of attendance to any member of the executive committee, or of any other committee designated by it hereunder, who is not an active salaried employee of the corporation for attendance at each meeting of the said committee.

ARTICLE 8.  INSURANCE AND OFFICER AND DIRECTOR CONTRACTS

8.1           Indemnification: Third-Party Actions.  The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (other than an action by or in the right of the corporation), by reason of the fact that he is or was a director or officer of the corporation (and, in the discretion of the board of directors, may so indemnify a person by reason of the fact that he is or was an employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise), against expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with any such action, suit, or proceeding, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.  The termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, ad with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

8.2           Indemnification: Corporate Actions.  The corporation shall indemnify any persons who was or is a party or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director or officer of the corporation (and, in the discretion of the board of directors, may so indemnify a person by reason of the fact that he is or was an employee or agent of another corporation, partnership, joint venture, trust, or other enterprise), against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any claim, issue, or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

8.3           Determination.  To the extent that a director, officer, employee, or agent of the corporation has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in sections 8.1 and 8.2 hereof, or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.  Any other indemnification under sections 8.1 or 8.2 hereof, unless ordered by a court, shall be made by the corporation only in the specific case on a determination that indemnification of the director, officer, employee, or agent is proper in the circumstances because he has met the applicable standard or conduct set forth in sections 8.1 or 8.2 hereof.  Such determination shall be made either (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit, or proceeding, (ii) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in written opinion, or (iii) by the stockholders by a majority vote of a quorum of stockholders at any meeting duly called for such purpose.

8.4           Advances.  Expenses incurred by an officer or director in defending a civil or criminal action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit, or proceeding on receipt of an undertaking by or on behalf of such director or officers to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the corporation as authorized by this section.  Such expenses incurred by other employees and agents may be so paid on such terms and conditions, if any, as the board of directors deems appropriate.

8.5           Scope of Indemnification.  The indemnification and advancement of expenses provided by, or granted pursuant to, sections 8.1, 8.2 and 8.4: (a) Shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled, under any bylaw, agreement, vote of stockholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office; and (b) Shall, unless otherwise provided when authorized or ratified, continue as to a person who ceased to be a director, officer, employee, or agent of the corporation and shall inure to the benefit of the heirs, executors, and administrators of such a person.

8.6           Insurance.  The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise against any liability asserted against him and incurred by him in any such capacity or arising out of his status as such, whether or not the corporation would have the power to indemnify him against any such liability.

8.7           Officer and Director Contracts.  No contract or other transaction between the corporation and one or more of its directors or officers or between the corporation and any corporation, partnership, association, or other organization in which one or more of the corporation's directors or officers are directors, officers, or have a financial interest, is either void or voidable solely on the basis of such relationship or solely because any such director or officer is present at or participates in the meeting of the board of directors or a committee thereof which authorizes the contract or transaction or solely because the vote or votes of each director or officer are counted for such purpose, if: (a) The material facts of the relationship or interest are disclosed or known to the board of directors or committee and the board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors even though the disinterested directors be less than a quorum; (b) The material facts of the relationship or interest is disclosed or known to the stockholders and they approve or ratify the contract or transactions in good faith by a majority vote of the shares voted at a meeting of stockholders called for such purpose or written consent of stockholders holding a majority of the shares entitled to vote (the votes of the common or interested directors or officers shall be counted in any such vote of stockholders); or (c) The contract or transaction is fair as to the corporation at the time it is authorized, approved, or ratified by the board of directors, a committee thereof, or the stockholders.

ARTICLE 9.  FISCAL YEAR

The fiscal year of the corporation shall be determined by the board of directors of the corporation.

ARTICLE 10.  DIVIDENDS

The board of directors may from time to time declare, and the corporation may pay, dividends on its outstanding stock in the manner and on the terms and conditions provided by the Articles of Incorporation.

ARTICLE 11.  AMENDMENTS

All bylaws of the corporation, whether adopted by the board of directors or the stockholders, shall be subject to amendment, alteration, or repeal, and new bylaws may be made, except that: (a) No bylaw adopted or amended by the stockholders shall be altered or repealed by the board of directors; and (b) No bylaw shall be adopted by the board of directors which shall require more than the stock representing a majority of the voting power for a quorum at a meeting of stockholders or more than a majority of the votes cast to constitute action by the stockholders, except where higher percentages are required by law; provided, however, that (i) If any bylaw regulating an impending election of directors is adopted or amended or repealed by the board of directors, there shall be set forth in the notice of the next meeting of the stockholders for the election of directors, the bylaws so adopted or amended or repealed, together with a concise statement of the changes made; and (ii) No amendment, alteration, or repeal of this article 11 shall be made except by the stockholders.

ARTICLE 12.  MISCELLANEOUS

12.1          Books and Records.  The board of directors shall have power from time to time to determine whether and to what extent, and at what times and places and under what conditions and regulations, the accounts and books of the corporation (other than stock ledger), or any of them, shall be open to the inspection of the stockholders.  No stockholder shall have any right to inspect any account, book or document of the corporation except at a time conferred by statute, unless authorized by a resolution of the stockholders or the board of directors.

12.2          Waiver of Notice.  Whenever any notice is required to be given by law, or under the provisions of the Articles of Incorporation or of these bylaws, a waiver thereof in writing, signed by the person or person entitled to such notice, whether before, at or after the time stated therein, shall be deemed equivalent of notice.

12.3          Representation of Securities of Other Corporations.  The chief executive officer or president, in the event of his or her absence or inability to serve, any vice-president and the secretary or assistant secretary of this corporation are authorized to vote, represent and exercise, on behalf of this corporation, all rights incidental to any and all securities of any other corporation standing in the name of this corporation.  The authority herein granted to said officers to vote or represent on behalf of this corporation any and all securities held by this corporation in any other corporation may be exercised either by such officers in person or by any person authorized to do so by proxy or power of attorney duly executed by said officers.

Appendix D
ARTICLES OF INCORPORATION

OF

PIEDMONT MINING COMPANY, INC.

The undersigned incorporator, being a natural person, 18 years of age or older, in order to form a corporate entity under North Carolina Business Corporation Act Section 55-2-01 hereby adopts the following Articles of Incorporation:

ARTICLE I

The name of the corporation is Piedmont Mining Company, Inc.

ARTICLE II

The registered office of the corporation is located at 18124 Wedge Parkway, Suite 214, Reno, Nevada 89511, and the registered agent at that address is Robert M. Shields, Jr.

ARTICLE III

The name and address of the incorporator is Robert M. Shields, Jr., 18124 Wedge Parkway, Suite 214, Reno, Nevada 89511.

ARTICLE IV

The corporation is authorized to issue an aggregate total of 200,000,000 shares of common stock and 50,000,000 shares of preferred stock.

Shares of preferred stock may be issued from time to time in one or more series.  The Board of Directors shall determine the designation of each series and the authorized number of shares of each series.  The Board of Directors is authorized to determine and alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of shares of preferred stock and to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any such series subsequent to the issue of shares of that series.  If the number of shares of any series of preferred stock shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

ARTICLE V

Any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting by written action signed by a majority of the Board of Directors then in office, except as to those matters which require shareholder approval, in which case the written action shall be signed by all members of the Board of Directors then in office.

ARTICLE VI

No holder of stock of this corporation shall be entitled to any cumulative voting rights.

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ARTICLE VII

No holder of stock of this corporation shall have any preferential, pre-emptive, or other rights of subscription to any shares of any class or series of stock of this corporation allotted or sold or to be allotted or sold and now or hereafter authorized, or to any obligations or securities convertible into any class or series of stock of this corporation, nor any right of subscription to any part thereof.

ARTICLE VIII

One-third of the outstanding shares of common and preferred stock of the Company will constitute a quorum for the transaction of business.

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Appendix E

PIEDMONT MINING COMPANY, INC.

CHARTER OF
AUDIT COMMITTEE

(As adopted on August 14, 2007)

1.	Mission Statement

The Audit Committee shall provide assistance to the Board of Directors in fulfilling their responsibility to the stockholders, potential stockholders, and investment community relating to corporate accounting, reporting practices of the corporation, and the quality and integrity of the financial reports of the corporation. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication between the Board of Directors, the independent auditors, and the financial management of the corporation. Independent auditors of the corporation shall be primarily accountable to the Audit Committee.

2.	Membership and Qualification

The Committee shall consist of three or more. The Committee members shall be elected by the Board annually for terms of one year, or until their successors shall be duly elected and qualified. The Board, upon recommendation by the Audit Committee, may remove any committee member at any time. Unless a Committee Chairman is elected by the full Board, the Committee members may designate a Chairman.

3.	Meetings and Other Actions

The Audit Committee shall meet at least once a year and at such additional times as may be necessary to carry out its responsibilities. Meetings may be called by the Chairman of the Committee or the Chairman of the Board. All meetings of and other actions by the Committee shall be held or otherwise taken pursuant to the Company's Bylaws, including bylaw provisions governing notices of meetings, waivers thereof, the number of Committee members required to take actions at meetings or by written consent, and other related matters.  The Audit Committee shall meet periodically with management and the independent accountants, either in separate executive sessions or not, to discuss any matters that the Audit Committee or either of these groups believes should be discussed privately. The Audit Committee may meet by telephone and may delegate specific functions to one or more of its members.

•	Unless otherwise authorized by an amendment to this Charter, the Audit Committee shall not delegate any of its authority to any subcommittee.

•
Reports of meetings of and actions taken at meetings or by consent by the Committee since the most recent Board meeting (except to the extent covered in an interim report circulated to the Board) shall be made by the Committee Chairman or his or her delegate to the Board at its next regularly scheduled meeting following the Committee meeting or action and shall be accompanied by any recommendations from the Committee to the Board.  In addition, the Committee Chairman or his or her delegate shall be available to answer any questions the other Directors may have regarding the matters considered and actions taken by the Committee.

4.	Goals, Responsibilities and Authority

In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and stockholders that the corporate accounting and reporting practices of the corporation are in accordance with all requirements and are of the highest quality.

In carrying out these responsibilities, the Audit Committee will:

•
Review and recommend to the directors the independent auditors, after considering their independence and effectiveness, to be selected to audit the financial statements of the corporation and its divisions and subsidiaries and receive from any potential auditor a written statement of all relationships of the auditor to the corporation.

•
Meet with the independent auditors, with and separately from financial management of the corporation to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.

•	Obtain satisfaction that the audit fee is appropriate and that the corporation will receive a complete and comprehensive audit for such fee.

•
Review with independent auditors and the corporation's financial and accounting personnel the adequacy and effectiveness of the accounting and financial controls of the corporation, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper.

•
Review the financial statements contained in the annual report to stockholders and quarterly reports prior to their issuance, with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the stockholders.  Recommend to the Board whether the audited financial statements should be included in the Company’s Annual Report on Form 10-KSB.  Any changes in accounting principles should be reviewed.

•
Review the Company’s disclosure in the Proxy Statement for its Annual Meeting of Stockholders that describes that the Committee has satisfied its responsibilities under this Charter for the prior year.  In addition, include a copy of this Charter in the Annual Report to Stockholders or the Proxy Statement at least triennially or the year after any significant amendment to the Charter.

•	Review and pre-approve all non-audit services performed by the independent auditors.

•
Review separately with each of management and the independent auditors any significant disputes between management and the independent auditors that arose in connection with the preparation of the financial statements.

•
Discuss earnings press releases, including the type and presentation of information, paying particular attention to any pro forma or adjusted non-GAAP information.  Such discussions may be in general terms.

•	Discuss financial information and earnings guidance provided to analysts and ratings agencies. Such discussions may be in general terms.

•
Provide sufficient opportunity for the independent auditors to meet with the members of the Audit Committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the corporation's financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

•	Review the corporation's compliance with law and significant corporate policies, including its code of conduct.

•	Review accounting and financial human resources and succession planning within the corporation.

•	Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

•	Review and update this Charter periodically, at least annually, as conditions dictate.

•	Prepare a committee report to the stockholders.

5.	Additional Resources

The Audit Committee shall have the right to use reasonable amounts of time of the Company's internal and independent accountants, internal and outside lawyers and other internal staff and also shall have the right to hire independent experts, lawyers and other consultants to assist and advise the Committee in connection with its responsibilities. The Audit Committee shall keep the Company's Finance Department advised as to the general range of anticipated expenses for outside consultants, and shall obtain the concurrence of the full Board (in advance or after-the-fact) for expenditures exceeding $10,000 in any year.

PROXY	PROXY

Piedmont Mining Company, Inc.
18124 Wedge Parkway, Suite 214
Reno, Nevada 89511
Telephone (212) 734-9848

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS, DECEMBER 4, 2007

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned revokes all previous proxies, acknowledges receipt of the notice of the shareholders’ annual meeting to be held December 4, 2007 and the proxy statement, and appoints Robert M. Shields, Jr. a proxy, with full power to appoint substitutes, and hereby authorizes him to represent and to vote as designated below, all the shares of common stock of Piedmont Mining Company, Inc. held of record by the undersigned as of October 25, 2007, at the Annual Meeting of Shareholders to be held at the law offices of Bullivant Houser Bailey PC, 1415 L Street, Suite 1000, Sacramento, California, 95814, at 10:00 a.m. (PDT), on Tuesday, December 4, 2007, and any adjournments or postponements thereof, and hereby ratifies all that said attorneys and proxies may do by virtue hereof.

PLEASE MARK VOTE IN BRACKET IN THE FOLLOWING MANNER USING DARK INK ONLY.  [X]

1.	Election of Directors to serve until the Annual Meeting of Shareholders for the year 2008.

Nominees

Robert M. Shields, Jr.	[ ]	FOR	[ ]	WITHHOLD AUTHORITY
Ian C. MacDonald	[ ]	FOR	[ ]	WITHHOLD AUTHORITY
Lewis B. Gustafson	[ ]	FOR	[ ]	WITHHOLD AUTHORITY
Pete Ingersoll	[ ]	FOR	[ ]	WITHHOLD AUTHORITY
Ralph W. Kettell, II	[ ]	FOR	[ ]	WITHHOLD AUTHORITY

2.         To approve the Agreement and Plan of Merger to reincorporate from the State of North Carolina to the State of Nevada;

[  ]     FOR                         [  ]     AGAINST                                [  ]     ABSTAIN

3.         To approve an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares from 100,000,000 shares of common stock and 25,000,000 shares of preferred stock to an aggregate of 250,000,000 shares, consisting of 200,000,000 shares of common stock and 50,000,000 shares of preferred stock.

[  ]     FOR                         [  ]     AGAINST                                [  ]     ABSTAIN

4.         To approve an amendment to the Company’s Articles of Incorporation to reduce the number of shares required to constitute a quorum to transact business from a majority to one-third of the outstanding shares.

[  ]     FOR                         [  ]     AGAINST                                [  ]     ABSTAIN

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5.         To approve the Board of Directors appointment of Dale Matheson Carr-Hilton LaBonte LLP as our independent registered public accounting firm for our fiscal year 2007.

[  ]     FOR                         [  ]     AGAINST                                [  ]     ABSTAIN

6.         In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS ONE THROUGH FIVE.

THIS PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY TO VOTE WITH RESPECT TO OTHER BUSINESS WHICH PROPERLY MAY COME BEFORE THE MEETING, OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.  IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

PLEASE READ, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT FURNISHED IN CONNECTION THEREWITH.

Dated: ____________________, 2007

_____________________________________
NAME OF REGISTERED SHAREHOLDER

_____________________________________
SIGNATURE

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PRINT NAME OF SIGNATORY

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PRINT TITLE

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_____________________________________
NAME OF REGISTERED SHAREHOLDER

_____________________________________
SIGNATURE

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PRINT NAME OF SIGNATORY

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PRINT TITLE

Common Stock

Please sign exactly as name appears.  When shares are held by joint tenants or more than one person, all owners should sign.  When signing as attorney, as executor, administrator, trustee, or guardian, please give full title as such.  If a corporation, please sign in full corporate name by President or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

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